UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	09-30-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual Report

September 30, 2016

Equity Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2016. It provides a macroeconomic and financial market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Despite Brexit Shock, Markets Produced Positive, Central Bank-Boosted Returns

The reporting period was unusual in that virtually all mutual fund asset classes posted positive performance, led by gold, U.S. small-cap stocks, and emerging markets (EM) stocks. Even as those higher-risk/higher-volatility asset classes outperformed, government bonds also produced solid returns. Simultaneous positive performance across all asset classes is rare. How did it happen? Massive central bank stimulus—amplified in the wake of China- and energy market-related volatility in early 2016 and the unexpected U.K. vote to leave the European Union (Brexit) in June—helped boost most markets for the reporting period.

Continued central bank stimulus encouraged relatively aggressive investor behavior, including demand for equities and higher-yielding bond sectors, including high-yield corporates and EM debt. At the same time, central bank stimulus also included large volumes of bond purchases and low interest rate targets, which helped drive interest rates lower and government bond prices higher. Oil’s rebound from its January 2016 lows and stabilization of China’s economy also supported investor sentiment, as well as repeated decisions by the Federal Reserve (Fed) to keep its expected interest rate hikes on hold.

The reporting period featured many surprises, including weaker-than-expected global growth, Brexit, the quick market rebound from Brexit, the Republican nomination of Donald Trump, and concerns about the stability of major European banks. Central bank stimulus provided market support, but possible changes loom ahead—the Fed might raise rates as early as December, and other central banks might taper their bond purchases in future months. Meanwhile, the U.S. continues to be swayed by other global factors, including increasing populism and anti-globalization. We’re watching the aftermath of the U.S. elections and the Italian constitutional referendum to see if themes that Brexit spotlighted—nationalism/isolationism, anti-immigration, anti-trade agreements, distrust of career politicians—shape future U.S. and European government leadership. We appreciate your continued trust in us during this potentially turbulent period.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Fund Characteristics

SEPTEMBER 30, 2016
Top Ten Holdings	% of net assets
iShares Russell 1000 Value ETF	4.7%
Johnson & Johnson	3.8%
SPDR S&P 500 ETF Trust	3.7%
Microchip Technology, Inc. (Convertible)	3.6%
Intel Corp. (Convertible)	3.3%
Schlumberger Ltd.	2.8%
General Mills, Inc.	2.6%
Exxon Mobil Corp.	2.5%
Bank of America Corp. (Convertible)	2.5%
TOTAL SA	2.5%

Top Five Industries	% of net assets
Banks	12.9%
Oil, Gas and Consumable Fuels	9.5%
Semiconductors and Semiconductor Equipment	9.1%
Pharmaceuticals	7.6%
Food Products	5.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	71.1%
Convertible Bonds	8.7%
Exchange-Traded Funds	8.4%
Preferred Stocks	4.5%
Convertible Preferred Stocks	4.2%
Total Equity Exposure	96.9%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	0.1%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period(1) 4/1/16 - 9/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,081.10	$4.80	0.92%
Institutional Class	$1,000	$1,082.10	$3.76	0.72%
A Class	$1,000	$1,079.70	$6.10	1.17%
C Class	$1,000	$1,075.50	$9.99	1.92%
R Class	$1,000	$1,077.30	$7.39	1.42%
R6 Class	$1,000	$1,084.10	$2.98	0.57%
Hypothetical
Investor Class	$1,000	$1,020.46	$4.66	0.92%
Institutional Class	$1,000	$1,021.46	$3.65	0.72%
A Class	$1,000	$1,019.20	$5.92	1.17%
C Class	$1,000	$1,015.44	$9.70	1.92%
R Class	$1,000	$1,017.95	$7.18	1.42%
R6 Class	$1,000	$1,022.21	$2.89	0.57%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

SEPTEMBER 30, 2016 (UNAUDITED)

	Shares/ Principal Amount	Value
COMMON STOCKS — 71.1%
Air Freight and Logistics — 1.4%
United Parcel Service, Inc., Class B	1,498,318	$163,856,056
Auto Components — 0.2%
Delphi Automotive plc	322,300	22,986,436
Banks — 8.3%
Comerica, Inc.	1,551,800	73,431,176
Commerce Bancshares, Inc.	1,894,572	93,326,617
JPMorgan Chase & Co.	526,897	35,086,071
PNC Financial Services Group, Inc. (The)	2,990,052	269,373,785
SunTrust Banks, Inc.	4,761,730	208,563,774
U.S. Bancorp	2,671,900	114,597,791
UMB Financial Corp.	155,600	9,250,420
Wells Fargo & Co.	3,495,500	154,780,740
		958,410,374
Beverages — 1.2%
PepsiCo, Inc.	1,278,199	139,029,705
Capital Markets — 2.4%
AllianceBernstein Holding LP	1,827,878	41,675,618
BlackRock, Inc.	256,000	92,789,760
Northern Trust Corp.	2,098,940	142,706,931
		277,172,309
Chemicals — 1.6%
Air Products & Chemicals, Inc.(1)(2)	1,338,937	186,232,747
Commercial Services and Supplies — 1.4%
Republic Services, Inc.	3,112,561	157,028,702
Communications Equipment — 1.0%
Cisco Systems, Inc.	3,498,891	110,984,823
Construction Materials — 0.5%
Martin Marietta Materials, Inc.	323,000	57,852,530
Containers and Packaging — 0.7%
Bemis Co., Inc.	1,499,200	76,474,192
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	2,697,437	140,212,775
Electric Utilities — 1.6%
Edison International	558,699	40,366,003
PG&E Corp.	2,399,737	146,791,912
		187,157,915
Electrical Equipment — 0.9%
Emerson Electric Co.	409,000	22,294,590
Rockwell Automation, Inc.	699,400	85,564,596
		107,859,186
Energy Equipment and Services — 2.8%
Schlumberger Ltd.	4,096,831	322,174,790
Equity Real Estate Investment Trusts (REITs) — 1.0%
Host Hotels & Resorts, Inc.	2,496,700	38,873,619

	Shares/ Principal Amount	Value
Weyerhaeuser Co.	2,299,800	$73,455,612
		112,329,231
Food and Staples Retailing — 2.8%
CVS Health Corp.	698,133	62,126,856
Wal-Mart Stores, Inc.	3,637,283	262,320,850
		324,447,706
Food Products — 5.1%
Archer-Daniels-Midland Co.	1,115,700	47,049,069
General Mills, Inc.	4,698,168	300,118,972
Mead Johnson Nutrition Co.	2,998,371	236,901,293
		584,069,334
Gas Utilities — 3.0%
Atmos Energy Corp.	699,200	52,069,424
ONE Gas, Inc.(3)	3,367,938	208,273,286
WGL Holdings, Inc.	1,306,109	81,893,034
		342,235,744
Health Care Equipment and Supplies — 1.2%
Medtronic plc	1,626,503	140,529,859
Health Care Providers and Services — 1.8%
Cardinal Health, Inc.	1,298,853	100,920,878
Quest Diagnostics, Inc.	1,340,858	113,476,813
		214,397,691
Household Durables — 0.3%
Tupperware Brands Corp.	478,019	31,248,102
Household Products — 1.8%
Procter & Gamble Co. (The)	2,363,159	212,093,520
Industrial Conglomerates — 2.0%
3M Co.	1,027,300	181,041,079
General Electric Co.	1,160,995	34,388,672
Koninklijke Philips NV	370,360	10,965,025
		226,394,776
Insurance — 3.1%
Allstate Corp. (The)	2,773,200	191,849,976
Marsh & McLennan Cos., Inc.	1,998,805	134,419,636
MetLife, Inc.	798,323	35,469,491
		361,739,103
Machinery — 0.8%
Stanley Black & Decker, Inc.	760,281	93,499,357
Oil, Gas and Consumable Fuels — 9.5%
Chevron Corp.	275,916	28,397,275
Enterprise Products Partners LP	4,157,200	114,863,436
EQT Midstream Partners LP	310,218	23,635,509
Exxon Mobil Corp.	3,343,578	291,827,488
Occidental Petroleum Corp.	2,352,677	171,557,207
Phillips 66 Partners LP	799,630	38,862,018
Shell Midstream Partners LP	1,210,036	38,817,955
Spectra Energy Partners LP	2,429,069	106,126,025
TOTAL SA	6,023,874	285,514,331
		1,099,601,244

	Shares/ Principal Amount	Value
Pharmaceuticals — 7.6%
Johnson & Johnson	3,698,841	$436,944,088
Merck & Co., Inc.	2,885,522	180,085,428
Pfizer, Inc.	7,598,522	257,361,940
		874,391,456
Road and Rail — 0.3%
Norfolk Southern Corp.	359,586	34,901,417
Semiconductors and Semiconductor Equipment — 2.2%
Applied Materials, Inc.	3,659,803	110,343,060
Maxim Integrated Products, Inc.	3,576,600	142,813,650
		253,156,710
Software — 1.7%
Microsoft Corp.	2,198,436	126,629,914
Oracle Corp.	1,869,676	73,440,873
		200,070,787
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc.	182,900	20,676,845
Thrifts and Mortgage Finance — 1.5%
Capitol Federal Financial, Inc.(3)	12,081,479	169,986,410
TOTAL COMMON STOCKS (Cost $6,727,664,516)		8,203,201,832
CONVERTIBLE BONDS — 8.7%
Auto Components — 0.1%
Deutsche Bank AG, (convertible into Delphi Automotive plc), 6.50%, 12/22/16(4)(5)	$161,100	11,292,143
Energy Equipment and Services — 0.2%
Morgan Stanley B.V., (convertible into Schlumberger Ltd.), 3.23%, 2/23/17(4)(5)	254,000	20,744,180
Health Care Equipment and Supplies — 0.1%
Credit Suisse AG, (convertible into Baxter International, Inc.), 3.54%, 10/20/16(4)(5)	324,000	14,705,064
Health Care Providers and Services — 0.3%
Wells Fargo Bank N.A., (convertible into Cigna Corp.), 4.32%, 2/21/17(4)(5)	213,300	28,172,877
Multiline Retail — 0.1%
Credit Suisse AG, (convertible into Target Corp.), 2.51%, 2/17/17(4)(5)	71,900	5,128,699
UBS AG, (convertible into Target Corp.), 2.20%, 2/23/17(4)(5)	159,200	11,183,004
		16,311,703
Semiconductors and Semiconductor Equipment — 6.9%
Intel Corp., 2.95%, 12/15/35	278,756,000	385,554,393
Microchip Technology, Inc., 1.625%, 2/15/25	319,848,000	409,405,440
		794,959,833
Software — 0.3%
Citigroup Global Markets Holdings, Inc., (convertible into Oracle Corp.), MTN, 1.60%, 12/7/16(4)(5)	973,200	38,558,184
Specialty Retail — 0.7%
Merrill Lynch International & Co. CV, (convertible into Advance Auto Parts, Inc.), 4.85%, 11/16/16(4)(5)	279,598	42,556,796
UBS AG, (convertible into Advance Auto Parts, Inc.), 6.00%, 11/21/16(4)(5)	165,000	24,908,400

	Shares/ Principal Amount	Value
Wells Fargo Bank N.A., (convertible into Bed Bath & Beyond, Inc.), 4.37%, 3/1/17(4)(5)	$251,200	$11,345,071
		78,810,267
TOTAL CONVERTIBLE BONDS (Cost $857,116,372)		1,003,554,251
EXCHANGE-TRADED FUNDS — 8.4%
iShares Russell 1000 Value ETF	5,060,370	534,476,279
SPDR S&P 500 ETF Trust	1,978,100	427,863,030
TOTAL EXCHANGE-TRADED FUNDS (Cost $896,563,244)		962,339,309
PREFERRED STOCKS — 4.5%
Banks — 0.8%
U.S. Bancorp, 6.00%	3,499,182	89,789,010
Capital Markets — 0.6%
Goldman Sachs Group, Inc. (The), 5.30%	72,203,000	74,188,582
Diversified Financial Services — 0.9%
Citigroup, Inc., 5.95%	99,856,000	103,568,646
Industrial Conglomerates — 2.2%
General Electric Co., 5.00%	239,966,000	255,479,802
TOTAL PREFERRED STOCKS (Cost $494,279,043)		523,026,040
CONVERTIBLE PREFERRED STOCKS — 4.2%
Banks — 3.8%
Bank of America Corp., 7.25%	236,969	289,301,234
Wells Fargo & Co., 7.50%	116,978	153,077,411
		442,378,645
Gas Utilities — 0.4%
Spire, Inc., 6.75%, 4/1/17	799,497	45,881,534
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $413,478,118)		488,260,179
TEMPORARY CASH INVESTMENTS — 3.0%
Federal Home Loan Bank Discount Notes, 0.10%, 10/3/16(6)	$150,326,000	150,326,000
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/20, valued at $151,914,263), at 0.15%, dated 9/30/16, due 10/3/16 (Delivery value $148,928,862)		148,927,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	43,631,527	43,631,527
TOTAL TEMPORARY CASH INVESTMENTS (Cost $342,883,692)		342,884,527
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $9,731,984,985)		11,523,266,138
OTHER ASSETS AND LIABILITIES — 0.1%		8,060,097
TOTAL NET ASSETS — 100.0%		$11,531,326,235

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	8,752,777	USD	9,858,655	UBS AG	12/30/16	$14,030
USD	234,947,872	EUR	208,983,733	UBS AG	12/30/16	(775,116)
USD	14,617,371	EUR	12,960,386	UBS AG	12/30/16	(1,283)
						$(762,369)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
MTN	-	Medium Term Note
USD	-	United States Dollar

(1)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(2)	Non-income producing.

(3)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(4)	Equity-linked debt security. The aggregated value of these securities at the period end was $208,594,418, which represented 1.8% of total net assets.

(5)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $208,594,418, which represented 1.8% of total net assets.

(6)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2016 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $9,471,926,777)	$11,145,006,442
Investment securities - affiliated, at value (cost of $260,058,208)	378,259,696
Total investment securities, at value (cost of $9,731,984,985)	11,523,266,138
Foreign currency holdings, at value (cost of $690,875)	690,755
Receivable for investments sold	188,711,059
Receivable for capital shares sold	20,316,747
Unrealized appreciation on forward foreign currency exchange contracts	14,030
Dividends and interest receivable	34,597,258
11,767,595,987

Liabilities
Payable for investments purchased	207,920,705
Payable for capital shares redeemed	18,311,798
Unrealized depreciation on forward foreign currency exchange contracts	776,399
Accrued management fees	8,231,429
Distribution and service fees payable	1,029,421
236,269,752

Net Assets	$11,531,326,235

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,250,025,234
Undistributed net investment income	6,380,178
Undistributed net realized gain	484,390,309
Net unrealized appreciation	1,790,530,514
$11,531,326,235

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$6,849,889,915	760,965,559	$9.00
Institutional Class, $0.01 Par Value	$1,452,332,825	161,248,473	$9.01
A Class, $0.01 Par Value	$2,097,931,721	233,065,142	$9.00*
C Class, $0.01 Par Value	$679,538,994	75,484,335	$9.00
R Class, $0.01 Par Value	$116,789,246	13,013,676	$8.97
R6 Class, $0.01 Par Value	$334,843,534	37,142,872	$9.02
*Maximum offering price $9.55 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $7,461,446 from affiliates and net of foreign taxes withheld of $1,188,528)	$147,162,835
Interest	13,494,928
160,657,763

Expenses:
Management fees	46,967,586
Distribution and service fees:
A Class	2,538,095
C Class	3,154,744
R Class	279,648
Directors' fees and expenses	177,374
Other expenses	10,539
53,127,986

Net investment income (loss)	107,529,777

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $6,683,934 from affiliates)	381,831,731
Foreign currency transactions	275,766
382,107,497

Change in net unrealized appreciation (depreciation) on:
Investments	305,713,850
Translation of assets and liabilities in foreign currencies	2,508,214
308,222,064

Net realized and unrealized gain (loss)	690,329,561

Net Increase (Decrease) in Net Assets Resulting from Operations	$797,859,338

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED) AND YEAR ENDED MARCH 31, 2016
Increase (Decrease) in Net Assets	September 30, 2016	March 31, 2016
Operations
Net investment income (loss)	$107,529,777	$213,315,706
Net realized gain (loss)	382,107,497	491,680,139
Change in net unrealized appreciation (depreciation)	308,222,064	(126,597,246)
Net increase (decrease) in net assets resulting from operations	797,859,338	578,398,599

Distributions to Shareholders
From net investment income:
Investor Class	(64,752,719)	(123,019,058)
Institutional Class	(15,395,625)	(30,526,067)
A Class	(17,928,111)	(42,382,590)
B Class	—	(37,483)
C Class	(3,176,888)	(7,534,907)
R Class	(849,523)	(2,144,133)
R6 Class	(3,340,305)	(4,870,941)
From net realized gains:
Investor Class	—	(363,605,047)
Institutional Class	—	(77,411,532)
A Class	—	(139,778,814)
C Class	—	(38,422,267)
R Class	—	(7,738,439)
R6 Class	—	(15,271,252)
Decrease in net assets from distributions	(105,443,171)	(852,742,530)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,360,251,234	(995,331)

Net increase (decrease) in net assets	2,052,667,401	(275,339,262)

Net Assets
Beginning of period	9,478,658,834	9,753,998,096
End of period	$11,531,326,235	$9,478,658,834

Undistributed net investment income	$6,380,178	$4,293,572

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2016 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the

Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.60% to 0.80% for the Institutional Class and 0.45% to 0.65% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2016 was 0.92% for the Investor Class, A Class, C Class and R Class, 0.72% for the Institutional Class and 0.57% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $57,264,594 and $20,545,268, respectively. The effect of interfund transactions on the Statement of Operations was $2,356,727 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2016 were $5,438,937,070 and $4,175,861,877, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2016		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,690,000,000		3,690,000,000
Sold	180,499,900	$1,592,871,850	114,466,871	$941,691,955
Issued in reinvestment of distributions	6,950,702	61,356,762	56,859,660	457,471,867
Redeemed	(68,381,474)	(604,510,550)	(156,737,452)	(1,310,805,748)
	119,069,128	1,049,718,062	14,589,079	88,358,074
Institutional Class/Shares Authorized	900,000,000		900,000,000
Sold	33,569,443	296,589,367	43,236,265	355,337,764
Issued in reinvestment of distributions	1,562,938	13,803,423	12,080,239	97,419,785
Redeemed	(20,008,951)	(178,004,211)	(60,463,997)	(509,934,591)
	15,123,430	132,388,579	(5,147,493)	(57,177,042)
A Class/Shares Authorized	1,450,000,000		1,450,000,000
Sold	34,484,759	304,551,181	33,772,941	281,467,687
Issued in reinvestment of distributions	1,971,560	17,397,213	22,158,796	178,188,273
Redeemed	(33,394,101)	(294,650,752)	(75,339,830)	(629,711,265)
	3,062,218	27,297,642	(19,408,093)	(170,055,305)
B Class/Shares Authorized	N/A		N/A
Sold			1,773	15,470
Issued in reinvestment of distributions			4,126	34,715
Redeemed			(640,096)	(5,462,542)
			(634,197)	(5,412,357)
C Class/Shares Authorized	380,000,000		380,000,000
Sold	15,349,921	135,177,766	10,920,834	90,266,957
Issued in reinvestment of distributions	307,659	2,712,883	4,821,802	38,594,526
Redeemed	(7,082,416)	(62,493,647)	(11,886,580)	(99,349,090)
	8,575,164	75,397,002	3,856,056	29,512,393
R Class/Shares Authorized	70,000,000		70,000,000
Sold	2,230,149	19,629,485	1,999,195	16,610,134
Issued in reinvestment of distributions	94,466	831,197	1,206,549	9,662,979
Redeemed	(1,886,512)	(16,541,804)	(5,355,482)	(44,926,763)
	438,103	3,918,878	(2,149,738)	(18,653,650)
R6 Class/Shares Authorized	180,000,000		180,000,000
Sold	18,156,814	162,553,432	19,314,185	162,369,985
Issued in reinvestment of distributions	369,044	3,264,383	2,424,776	19,519,689
Redeemed	(10,601,337)	(94,286,744)	(6,008,060)	(49,457,118)
	7,924,521	71,531,071	15,730,901	132,432,556
Net increase (decrease)	154,192,564	$1,360,251,234	6,836,515	$(995,331)

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2016 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Capitol Federal Financial, Inc.	$160,106,266	$99,573	—	—	$5,071,239	$169,986,410
ONE Gas, Inc.	218,755,902	5,254,404	$12,412,107	$6,683,934	2,390,207	208,273,286
	$378,862,168	$5,353,977	$12,412,107	$6,683,934	$7,461,446	$378,259,696

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$7,906,722,476	$296,479,356	—
Convertible Bonds	—	1,003,554,251	—
Exchange-Traded Funds	962,339,309	—	—
Preferred Stocks	89,789,010	433,237,030	—
Convertible Preferred Stocks	—	488,260,179	—
Temporary Cash Investments	43,631,527	299,253,000	—
	$9,002,482,322	$2,520,783,816	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$14,030	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$776,399	—

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $282,281,821.

The value of foreign currency risk derivative instruments as of September 30, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $14,030 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $776,399 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $80,267 in net realized gain (loss) on foreign currency transactions and $2,534,282 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2016, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$9,902,775,101
Gross tax appreciation of investments	$1,649,028,001
Gross tax depreciation of investments	(28,536,964)
Net tax appreciation (depreciation) of investments	$1,620,491,037

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016(3)	$8.41	0.09	0.59	0.68	(0.09)	—	(0.09)	$9.00	8.11%	0.92%(4)	2.09%(4)	41%	$6,849,890
2016	$8.71	0.21	0.32	0.53	(0.20)	(0.63)	(0.83)	$8.41	6.78%	0.94%	2.44%	88%	$5,399,702
2015	$8.84	0.21	0.54	0.75	(0.22)	(0.66)	(0.88)	$8.71	8.54%	0.93%	2.30%	56%	$5,463,566
2014	$8.47	0.20	0.92	1.12	(0.20)	(0.55)	(0.75)	$8.84	13.64%	0.93%	2.31%	57%	$5,406,362
2013	$7.69	0.21	0.86	1.07	(0.21)	(0.08)	(0.29)	$8.47	14.33%	0.93%	2.63%	83%	$5,504,359
2012	$7.43	0.20	0.25	0.45	(0.19)	—	(0.19)	$7.69	6.24%	0.95%	2.69%	115%	$5,363,783
Institutional Class
2016(3)	$8.42	0.10	0.59	0.69	(0.10)	—	(0.10)	$9.01	8.21%	0.72%(4)	2.29%(4)	41%	$1,452,333
2016	$8.71	0.22	0.34	0.56	(0.22)	(0.63)	(0.85)	$8.42	7.11%	0.74%	2.64%	88%	$1,229,940
2015	$8.85	0.22	0.54	0.76	(0.24)	(0.66)	(0.90)	$8.71	8.63%	0.73%	2.50%	56%	$1,318,193
2014	$8.47	0.22	0.92	1.14	(0.21)	(0.55)	(0.76)	$8.85	13.85%	0.73%	2.51%	57%	$1,422,725
2013	$7.69	0.22	0.87	1.09	(0.23)	(0.08)	(0.31)	$8.47	14.69%	0.73%	2.83%	83%	$1,527,723
2012	$7.44	0.21	0.24	0.45	(0.20)	—	(0.20)	$7.69	6.31%	0.75%	2.89%	115%	$1,316,758

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016(3)	$8.41	0.08	0.59	0.67	(0.08)	—	(0.08)	$9.00	7.97%	1.17%(4)	1.84%(4)	41%	$2,097,932
2016	$8.71	0.18	0.33	0.51	(0.18)	(0.63)	(0.81)	$8.41	6.51%	1.19%	2.19%	88%	$1,934,681
2015	$8.84	0.18	0.55	0.73	(0.20)	(0.66)	(0.86)	$8.71	8.27%	1.18%	2.05%	56%	$2,172,105
2014	$8.47	0.18	0.91	1.09	(0.17)	(0.55)	(0.72)	$8.84	13.36%	1.18%	2.06%	57%	$2,722,731
2013	$7.69	0.19	0.86	1.05	(0.19)	(0.08)	(0.27)	$8.47	14.05%	1.18%	2.38%	83%	$2,631,737
2012	$7.43	0.18	0.25	0.43	(0.17)	—	(0.17)	$7.69	5.98%	1.20%	2.44%	115%	$2,512,840
C Class
2016(3)	$8.41	0.05	0.58	0.63	(0.04)	—	(0.04)	$9.00	7.55%	1.92%(4)	1.09%(4)	41%	$679,539
2016	$8.71	0.12	0.33	0.45	(0.12)	(0.63)	(0.75)	$8.41	5.72%	1.94%	1.44%	88%	$562,723
2015	$8.84	0.12	0.54	0.66	(0.13)	(0.66)	(0.79)	$8.71	7.47%	1.93%	1.30%	56%	$549,088
2014	$8.47	0.12	0.91	1.03	(0.11)	(0.55)	(0.66)	$8.84	12.53%	1.93%	1.31%	57%	$521,688
2013	$7.69	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.47	13.21%	1.93%	1.63%	83%	$467,913
2012	$7.44	0.12	0.25	0.37	(0.12)	—	(0.12)	$7.69	5.05%	1.95%	1.69%	115%	$469,355

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2016(3)	$8.39	0.07	0.58	0.65	(0.07)	—	(0.07)	$8.97	7.73%	1.42%(4)	1.59%(4)	41%	$116,789
2016	$8.69	0.16	0.33	0.49	(0.16)	(0.63)	(0.79)	$8.39	6.27%	1.44%	1.94%	88%	$105,462
2015	$8.82	0.16	0.54	0.70	(0.17)	(0.66)	(0.83)	$8.69	8.03%	1.43%	1.80%	56%	$127,897
2014	$8.45	0.16	0.91	1.07	(0.15)	(0.55)	(0.70)	$8.82	13.12%	1.43%	1.81%	57%	$169,852
2013	$7.67	0.17	0.86	1.03	(0.17)	(0.08)	(0.25)	$8.45	13.81%	1.43%	2.13%	83%	$179,855
2012	$7.42	0.16	0.24	0.40	(0.15)	—	(0.15)	$7.67	5.59%	1.45%	2.19%	115%	$177,061
R6 Class
2016(3)	$8.42	0.11	0.60	0.71	(0.11)	—	(0.11)	$9.02	8.41%	0.57%(4)	2.44%(4)	41%	$334,844
2016	$8.72	0.24	0.32	0.56	(0.23)	(0.63)	(0.86)	$8.42	7.14%	0.59%	2.79%	88%	$246,151
2015	$8.85	0.25	0.53	0.78	(0.25)	(0.66)	(0.91)	$8.72	8.90%	0.58%	2.65%	56%	$117,620
2014(5)	$8.94	0.17	0.46	0.63	(0.17)	(0.55)	(0.72)	$8.85	7.41%	0.58%(4)	2.93%(4)	57%(6)	$26,550

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2016 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

24

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and ten-year periods and below its benchmark for the three- and five-year periods reviewed by the Board. During the management agreement approval process, the Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The

25

Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within

26

the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90802 1611

Semiannual Report

September 30, 2016

Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2016. It provides a macroeconomic and financial market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Despite Brexit Shock, Markets Produced Positive, Central Bank-Boosted Returns

The reporting period was unusual in that virtually all mutual fund asset classes posted positive performance, led by gold, U.S. small-cap stocks, and emerging markets (EM) stocks. Even as those higher-risk/higher-volatility asset classes outperformed, government bonds also produced solid returns. Simultaneous positive performance across all asset classes is rare. How did it happen? Massive central bank stimulus—amplified in the wake of China- and energy market-related volatility in early 2016 and the unexpected U.K. vote to leave the European Union (Brexit) in June—helped boost most markets for the reporting period.

Continued central bank stimulus encouraged relatively aggressive investor behavior, including demand for equities and higher-yielding bond sectors, including high-yield corporates and EM debt. At the same time, central bank stimulus also included large volumes of bond purchases and low interest rate targets, which helped drive interest rates lower and government bond prices higher. Oil’s rebound from its January 2016 lows and stabilization of China’s economy also supported investor sentiment, as well as repeated decisions by the Federal Reserve (Fed) to keep its expected interest rate hikes on hold.

The reporting period featured many surprises, including weaker-than-expected global growth, Brexit, the quick market rebound from Brexit, the Republican nomination of Donald Trump, and concerns about the stability of major European banks. Central bank stimulus provided market support, but possible changes loom ahead—the Fed might raise rates as early as December, and other central banks might taper their bond purchases in future months. Meanwhile, the U.S. continues to be swayed by other global factors, including increasing populism and anti-globalization. We’re watching the aftermath of the U.S. elections and the Italian constitutional referendum to see if themes that Brexit spotlighted—nationalism/isolationism, anti-immigration, anti-trade agreements, distrust of career politicians—shape future U.S. and European government leadership. We appreciate your continued trust in us during this potentially turbulent period.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Fund Characteristics

SEPTEMBER 30, 2016
Top Ten Holdings	% of net assets
Pfizer, Inc.	3.4%
Schlumberger Ltd.	3.4%
Wells Fargo & Co.	3.3%
Procter & Gamble Co. (The)	3.0%
TOTAL SA ADR	2.7%
Johnson Controls International plc	2.6%
Oracle Corp.	2.6%
Cisco Systems, Inc.	2.5%
Chevron Corp.	2.5%
U.S. Bancorp	2.2%

Top Five Industries	% of net assets
Banks	13.1%
Oil, Gas and Consumable Fuels	12.2%
Pharmaceuticals	7.0%
Capital Markets	5.9%
Insurance	5.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	93.3%
Foreign Common Stocks*	6.3%
Exchange-Traded Funds	0.4%
Total Equity Exposure	100.0%
Other Assets and Liabilities	—**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period(1) 4/1/16 - 9/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,078.20	$4.32	0.83%
Institutional Class	$1,000	$1,080.50	$3.29	0.63%
A Class	$1,000	$1,078.10	$5.63	1.08%
C Class	$1,000	$1,073.90	$9.51	1.83%
R Class	$1,000	$1,076.60	$6.92	1.33%
R6 Class	$1,000	$1,081.30	$2.50	0.48%
Hypothetical
Investor Class	$1,000	$1,020.91	$4.20	0.83%
Institutional Class	$1,000	$1,021.91	$3.19	0.63%
A Class	$1,000	$1,019.65	$5.47	1.08%
C Class	$1,000	$1,015.89	$9.25	1.83%
R Class	$1,000	$1,018.40	$6.73	1.33%
R6 Class	$1,000	$1,022.66	$2.43	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

5

Schedule of Investments

SEPTEMBER 30, 2016 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 3.6%
Huntington Ingalls Industries, Inc.	36,400	$5,584,488
Textron, Inc.	200,300	7,961,925
United Technologies Corp.	178,400	18,125,440
		31,671,853
Auto Components — 4.5%
BorgWarner, Inc.	147,000	5,171,460
Delphi Automotive plc	160,000	11,411,200
Johnson Controls International plc	487,900	22,701,987
		39,284,647
Automobiles — 0.4%
Ford Motor Co.	324,500	3,916,715
Banks — 13.1%
Bank of America Corp.	1,144,900	17,917,685
BB&T Corp.	376,300	14,194,036
JPMorgan Chase & Co.	163,200	10,867,488
KeyCorp	462,500	5,628,625
PNC Financial Services Group, Inc. (The)	187,300	16,873,857
U.S. Bancorp	447,300	19,184,697
Wells Fargo & Co.	653,200	28,923,696
		113,590,084
Beverages — 0.8%
PepsiCo, Inc.	65,000	7,070,050
Biotechnology — 0.7%
AbbVie, Inc.	102,800	6,483,596
Capital Markets — 5.9%
Ameriprise Financial, Inc.	104,400	10,415,988
Bank of New York Mellon Corp. (The)	434,200	17,315,896
BlackRock, Inc.	32,900	11,924,934
Invesco Ltd.	357,400	11,175,898
		50,832,716
Chemicals — 1.0%
Dow Chemical Co. (The)	167,700	8,691,891
Communications Equipment — 2.5%
Cisco Systems, Inc.	681,400	21,614,008
Containers and Packaging — 0.6%
WestRock Co.	100,300	4,862,544
Diversified Telecommunication Services — 1.1%
AT&T, Inc.	230,600	9,364,666
Electric Utilities — 2.7%
Edison International	132,500	9,573,125
PPL Corp.	126,700	4,380,019
Xcel Energy, Inc.	227,600	9,363,464
		23,316,608
Electrical Equipment — 1.0%
Rockwell Automation, Inc.	72,000	8,808,480

6

	Shares	Value
Electronic Equipment, Instruments and Components — 1.3%
TE Connectivity Ltd.	174,100	$11,208,558
Energy Equipment and Services — 4.3%
Halliburton Co.	171,100	7,678,968
Schlumberger Ltd.	371,300	29,199,032
		36,878,000
Equity Real Estate Investment Trusts (REITs) — 0.9%
Boston Properties, Inc.	55,400	7,550,466
Food and Staples Retailing — 3.3%
CVS Health Corp.	147,900	13,161,621
Wal-Mart Stores, Inc.	210,100	15,152,412
		28,314,033
Food Products — 1.0%
Mondelez International, Inc., Class A	190,400	8,358,560
Health Care Equipment and Supplies — 5.1%
Abbott Laboratories	330,900	13,993,761
Baxter International, Inc.	127,400	6,064,240
Medtronic plc	192,200	16,606,080
Zimmer Biomet Holdings, Inc.	57,600	7,489,152
		44,153,233
Health Care Providers and Services — 2.6%
Anthem, Inc.	67,800	8,496,018
HCA Holdings, Inc.(1)	109,800	8,304,174
McKesson Corp.	34,389	5,734,366
		22,534,558
Hotels, Restaurants and Leisure — 1.6%
Carnival Corp.	174,200	8,504,444
Marriott International, Inc., Class A	75,300	5,069,949
		13,574,393
Household Products — 3.0%
Procter & Gamble Co. (The)	291,300	26,144,175
Industrial Conglomerates — 0.5%
Honeywell International, Inc.	37,000	4,313,830
Insurance — 5.5%
Aflac, Inc.	60,600	4,355,322
Allstate Corp. (The)	105,600	7,305,408
American International Group, Inc.	135,000	8,010,900
Chubb Ltd.	144,200	18,118,730
MetLife, Inc.	215,700	9,583,551
		47,373,911
Machinery — 2.2%
Ingersoll-Rand plc	209,300	14,219,842
Stanley Black & Decker, Inc.	36,900	4,537,962
		18,757,804
Media — 1.0%
Time Warner, Inc.	113,300	9,019,813
Multiline Retail — 0.9%
Target Corp.	113,000	7,760,840
Oil, Gas and Consumable Fuels — 12.2%
Anadarko Petroleum Corp.	136,800	8,667,648
Chevron Corp.	208,100	21,417,652

7

	Shares	Value
Exxon Mobil Corp.	100,100	$8,736,728
Imperial Oil Ltd.	554,600	17,348,819
Occidental Petroleum Corp.	233,800	17,048,696
Royal Dutch Shell plc ADR	164,800	8,706,384
TOTAL SA ADR	493,000	23,516,100
		105,442,027
Pharmaceuticals — 7.0%
Allergan plc(1)	35,300	8,129,943
Johnson & Johnson	87,100	10,289,123
Merck & Co., Inc.	126,500	7,894,865
Pfizer, Inc.	862,500	29,212,875
Teva Pharmaceutical Industries Ltd. ADR	115,900	5,332,559
		60,859,365
Road and Rail — 1.0%
Union Pacific Corp.	91,400	8,914,242
Semiconductors and Semiconductor Equipment — 2.9%
Applied Materials, Inc.	416,800	12,566,520
Intel Corp.	178,700	6,745,925
Lam Research Corp.	59,800	5,663,658
		24,976,103
Software — 2.6%
Oracle Corp.	565,800	22,224,624
Specialty Retail — 1.5%
Advance Auto Parts, Inc.	58,200	8,678,784
Lowe's Cos., Inc.	55,600	4,014,876
		12,693,660
Technology Hardware, Storage and Peripherals — 1.3%
Apple, Inc.	100,500	11,361,525
TOTAL COMMON STOCKS (Cost $752,591,205)		861,921,578
EXCHANGE-TRADED FUNDS — 0.4%
iShares Russell 1000 Value ETF (Cost $3,284,099)	30,900	3,263,658
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $755,875,304)		865,185,236
OTHER ASSETS AND LIABILITIES†		228,092
TOTAL NET ASSETS — 100.0%		$865,413,328

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	504,257	USD	384,821	Morgan Stanley	12/30/16	$(218)
USD	14,753,724	CAD	19,532,898	Morgan Stanley	12/30/16	(144,261)
USD	426,079	CAD	558,445	Morgan Stanley	12/30/16	146
USD	19,921,601	EUR	17,720,061	UBS AG	12/30/16	(65,723)
GBP	130,393	USD	170,071	Credit Suisse AG	12/30/16	(743)
USD	7,332,453	GBP	5,631,901	Credit Suisse AG	12/30/16	18,862
USD	252,495	GBP	194,373	Credit Suisse AG	12/30/16	82
						$(191,855)

8

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.
See Notes to Financial Statements.

9

Statement of Assets and Liabilities

SEPTEMBER 30, 2016 (UNAUDITED)
Assets
Investment securities, at value (cost of $755,875,304)	$865,185,236
Foreign currency holdings, at value (cost of $103,102)	85,249
Receivable for investments sold	36,413,463
Receivable for capital shares sold	279,236
Unrealized appreciation on forward foreign currency exchange contracts	19,090
Dividends and interest receivable	1,536,956
903,519,230

Liabilities
Disbursements in excess of demand deposit cash	758,951
Payable for investments purchased	16,207,530
Payable for capital shares redeemed	20,339,838
Unrealized depreciation on forward foreign currency exchange contracts	210,945
Accrued management fees	567,622
Distribution and service fees payable	21,016
38,105,902

Net Assets	$865,413,328

Net Assets Consist of:
Capital (par value and paid-in surplus)	$845,595,749
Undistributed net investment income	251,328
Accumulated net realized loss	(89,535,867)
Net unrealized appreciation	109,102,118
$865,413,328

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$645,848,765	70,399,950	$9.17
Institutional Class, $0.01 Par Value	$34,051,690	3,710,283	$9.18
A Class, $0.01 Par Value	$55,481,255	6,051,041	$9.17*
C Class, $0.01 Par Value	$9,055,658	987,638	$9.17
R Class, $0.01 Par Value	$5,321,484	579,875	$9.18
R6 Class, $0.01 Par Value	$115,654,476	12,602,277	$9.18
*Maximum offering price $9.73 (net asset value divided by 0.9425).

See Notes to Financial Statements.

10

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $130,707)	$11,116,675
Interest	3,619
11,120,294

Expenses:
Management fees	3,489,320
Distribution and service fees:
A Class	73,532
C Class	45,627
R Class	12,944
Directors' fees and expenses	15,155
Other expenses	1,695
3,638,273

Net investment income (loss)	7,482,021

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	80,171,615
Foreign currency transactions	251,978
80,423,593

Change in net unrealized appreciation (depreciation) on:
Investments	(19,967,486)
Translation of assets and liabilities in foreign currencies	316,768
(19,650,718)

Net realized and unrealized gain (loss)	60,772,875

Net Increase (Decrease) in Net Assets Resulting from Operations	$68,254,896

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED) AND YEAR ENDED MARCH 31, 2016
Increase (Decrease) in Net Assets	September 30, 2016	March 31, 2016
Operations
Net investment income (loss)	$7,482,021	$11,149,564
Net realized gain (loss)	80,423,593	41,963,691
Change in net unrealized appreciation (depreciation)	(19,650,718)	(82,761,717)
Net increase (decrease) in net assets resulting from operations	68,254,896	(29,648,462)

Distributions to Shareholders
From net investment income:
Investor Class	(5,820,811)	(8,933,931)
Institutional Class	(483,388)	(752,924)
A Class	(431,465)	(750,479)
B Class	—	(512)
C Class	(32,648)	(41,446)
R Class	(32,210)	(46,400)
R6 Class	(1,176,683)	(868,574)
Decrease in net assets from distributions	(7,977,205)	(11,394,266)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(65,347,566)	148,863,315

Net increase (decrease) in net assets	(5,069,875)	107,820,587

Net Assets
Beginning of period	870,483,203	762,662,616
End of period	$865,413,328	$870,483,203

Undistributed net investment income	$251,328	$746,512

See Notes to Financial Statements.

12

Notes to Financial Statements

SEPTEMBER 30, 2016 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

13

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

14

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 47% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.70% to 0.90% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2016 was 0.83% for the Investor Class, A Class, C Class and R Class, 0.63% for the Institutional Class and 0.48% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $6,761,628 and $3,379,468, respectively. The effect of interfund transactions on the Statement of Operations was $442,688 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2016 were $294,286,855 and $354,228,715, respectively.

15

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2016		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	2,124,400	$18,729,119	17,629,618	$155,559,656
Issued in reinvestment of distributions	639,011	5,724,650	1,007,564	8,744,859
Redeemed	(7,294,891)	(66,106,144)	(8,596,338)	(74,429,878)
	(4,531,480)	(41,652,375)	10,040,844	89,874,637
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	291,632	2,626,402	1,827,487	15,883,636
Issued in reinvestment of distributions	53,597	480,469	86,062	747,253
Redeemed	(2,285,694)	(20,863,645)	(1,509,620)	(13,112,507)
	(1,940,465)	(17,756,774)	403,929	3,518,382
A Class/Shares Authorized	60,000,000		60,000,000
Sold	251,961	2,254,923	1,501,902	13,067,373
Issued in reinvestment of distributions	46,539	416,580	83,694	727,057
Redeemed	(1,440,492)	(12,843,007)	(2,165,484)	(18,766,444)
	(1,141,992)	(10,171,504)	(579,888)	(4,972,014)
B Class/Shares Authorized	N/A		N/A
Issued in reinvestment of distributions			56	504
Redeemed			(50,687)	(452,583)
			(50,631)	(452,079)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	36,468	319,003	183,240	1,599,014
Issued in reinvestment of distributions	2,067	18,506	2,879	25,036
Redeemed	(114,490)	(1,017,334)	(391,973)	(3,347,446)
	(75,955)	(679,825)	(205,854)	(1,723,396)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	52,672	468,364	93,079	807,096
Issued in reinvestment of distributions	3,495	31,325	5,204	45,261
Redeemed	(38,088)	(343,984)	(180,477)	(1,559,711)
	18,079	155,705	(82,194)	(707,354)
R6 Class/Shares Authorized	80,000,000		80,000,000
Sold	1,322,960	11,899,270	8,832,542	71,693,067
Issued in reinvestment of distributions	131,225	1,176,683	100,724	868,574
Redeemed	(929,600)	(8,318,746)	(1,061,403)	(9,236,502)
	524,585	4,757,207	7,871,863	63,325,139
Net increase (decrease)	(7,147,228)	$(65,347,566)	17,398,069	$148,863,315
6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

16

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$844,572,759	$17,348,819	—
Exchange-Traded Funds	3,263,658	—	—
	$847,836,417	$17,348,819	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$19,090	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$210,945	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $41,333,464.

The value of foreign currency risk derivative instruments as of September 30, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $19,090 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $210,945 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $248,001 in net realized gain (loss) on foreign currency transactions and $314,872 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

17

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2016, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$761,302,226
Gross tax appreciation of investments	$121,867,269
Gross tax depreciation of investments	(17,984,259)
Net tax appreciation (depreciation) of investments	$103,883,010

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2016, the fund had accumulated short-term capital losses of $(146,747,979), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

As of March 31, 2016, the fund had post-October capital loss deferrals of $(12,923,402), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016(3)	$8.58	0.07	0.60	0.67	(0.08)	$9.17	7.82%	0.83%(4)	1.64%(4)	33%	$645,849
2016	$9.07	0.12	(0.49)	(0.37)	(0.12)	$8.58	(4.06)%	0.84%	1.41%	56%	$642,746
2015	$8.28	0.12	0.78	0.90	(0.11)	$9.07	10.92%	0.84%	1.36%	56%	$588,608
2014	$6.92	0.12	1.36	1.48	(0.12)	$8.28	21.57%	0.85%	1.64%	35%	$574,367
2013	$6.09	0.12	0.83	0.95	(0.12)	$6.92	15.85%	0.87%	1.87%	33%	$487,161
2012	$5.80	0.10	0.29	0.39	(0.10)	$6.09	6.91%	0.87%	1.84%	56%	$553,916
Institutional Class
2016(3)	$8.58	0.08	0.61	0.69	(0.09)	$9.18	8.05%	0.63%(4)	1.84%(4)	33%	$34,052
2016	$9.08	0.14	(0.50)	(0.36)	(0.14)	$8.58	(3.97)%	0.64%	1.61%	56%	$48,495
2015	$8.29	0.13	0.79	0.92	(0.13)	$9.08	11.14%	0.64%	1.56%	56%	$47,616
2014	$6.93	0.14	1.36	1.50	(0.14)	$8.29	21.78%	0.65%	1.84%	35%	$81,195
2013	$6.10	0.13	0.83	0.96	(0.13)	$6.93	16.05%	0.67%	2.07%	33%	$57,325
2012	$5.80	0.11	0.30	0.41	(0.11)	$6.10	7.29%	0.67%	2.04%	56%	$77,706

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016(3)	$8.57	0.06	0.61	0.67	(0.07)	$9.17	7.81%	1.08%(4)	1.39%(4)	33%	$55,481
2016	$9.07	0.10	(0.50)	(0.40)	(0.10)	$8.57	(4.41)%	1.09%	1.16%	56%	$61,663
2015	$8.28	0.10	0.78	0.88	(0.09)	$9.07	10.65%	1.09%	1.11%	56%	$70,462
2014	$6.92	0.11	1.35	1.46	(0.10)	$8.28	21.27%	1.10%	1.39%	35%	$74,863
2013	$6.09	0.10	0.84	0.94	(0.11)	$6.92	15.57%	1.12%	1.62%	33%	$69,270
2012	$5.79	0.09	0.30	0.39	(0.09)	$6.09	6.83%	1.12%	1.59%	56%	$75,521
C Class
2016(3)	$8.57	0.03	0.60	0.63	(0.03)	$9.17	7.39%	1.83%(4)	0.64%(4)	33%	$9,056
2016	$9.06	0.03	(0.49)	(0.46)	(0.03)	$8.57	(5.03)%	1.84%	0.41%	56%	$9,116
2015	$8.28	0.03	0.78	0.81	(0.03)	$9.06	9.77%	1.84%	0.36%	56%	$11,505
2014	$6.92	0.05	1.35	1.40	(0.04)	$8.28	20.36%	1.85%	0.64%	35%	$10,101
2013	$6.09	0.05	0.84	0.89	(0.06)	$6.92	14.72%	1.87%	0.87%	33%	$8,961
2012	$5.80	0.05	0.28	0.33	(0.04)	$6.09	5.85%	1.87%	0.84%	56%	$9,232

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2016(3)	$8.58	0.05	0.61	0.66	(0.06)	$9.18	7.66%	1.33%(4)	1.14%(4)	33%	$5,321
2016	$9.07	0.08	(0.49)	(0.41)	(0.08)	$8.58	(4.55)%	1.34%	0.91%	56%	$4,820
2015	$8.28	0.07	0.79	0.86	(0.07)	$9.07	10.37%	1.34%	0.86%	56%	$5,842
2014	$6.92	0.09	1.35	1.44	(0.08)	$8.28	20.96%	1.35%	1.14%	35%	$6,135
2013	$6.10	0.08	0.83	0.91	(0.09)	$6.92	15.10%	1.37%	1.37%	33%	$5,792
2012	$5.80	0.07	0.30	0.37	(0.07)	$6.10	6.55%	1.37%	1.34%	56%	$6,454
R6 Class
2016(3)	$8.58	0.09	0.61	0.70	(0.10)	$9.18	8.13%	0.48%(4)	1.99%(4)	33%	$115,654
2016	$9.08	0.16	(0.51)	(0.35)	(0.15)	$8.58	(3.83)%	0.49%	1.76%	56%	$103,643
2015	$8.29	0.17	0.76	0.93	(0.14)	$9.08	11.30%	0.49%	1.71%	56%	$38,170
2014(5)	$7.65	0.10	0.65	0.75	(0.11)	$8.29	9.90%	0.50%(4)	1.98%(4)	35%(6)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2016 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90803 1611

SEMIANNUAL REPORT
SEPTEMBER 30, 2016

 AC Alternatives® Market Neutral Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2016. It provides a macroeconomic and financial market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Despite Brexit Shock, Markets Produced Positive, Central Bank-Boosted Returns

The reporting period was unusual in that virtually all mutual fund asset classes posted positive performance, led by gold, U.S. small-cap stocks, and emerging markets (EM) stocks. Even as those higher-risk/higher-volatility asset classes outperformed, government bonds also produced solid returns. Simultaneous positive performance across all asset classes is rare. How did it happen? Massive central bank stimulus—amplified in the wake of China- and energy market-related volatility in early 2016 and the unexpected U.K. vote to leave the European Union (Brexit) in June—helped boost most markets for the reporting period.

Continued central bank stimulus encouraged relatively aggressive investor behavior, including demand for equities and higher-yielding bond sectors, including high-yield corporates and EM debt. At the same time, central bank stimulus also included large volumes of bond purchases and low interest rate targets, which helped drive interest rates lower and government bond prices higher. Oil’s rebound from its January 2016 lows and stabilization of China’s economy also supported investor sentiment, as well as repeated decisions by the Federal Reserve (Fed) to keep its expected interest rate hikes on hold.

The reporting period featured many surprises, including weaker-than-expected global growth, Brexit, the quick market rebound from Brexit, the Republican nomination of Donald Trump, and concerns about the stability of major European banks. Central bank stimulus provided market support, but possible changes loom ahead—the Fed might raise rates as early as December, and other central banks might taper their bond purchases in future months. Meanwhile, the U.S. continues to be swayed by other global factors, including increasing populism and anti-globalization. We’re watching the aftermath of the U.S. elections and the Italian constitutional referendum to see if themes that Brexit spotlighted—nationalism/isolationism, anti-immigration, anti-trade agreements, distrust of career politicians—shape future U.S. and European government leadership. We appreciate your continued trust in us during this potentially turbulent period.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Fund Characteristics

SEPTEMBER 30, 2016
Top Ten Long Holdings	% of net assets
Royal Dutch Shell plc, Class A ADR	4.11%
iShares Russell 1000 Value ETF	3.93%
Consumer Discretionary Select Sector SPDR Fund	2.84%
Intel Corp. (Convertible)	2.26%
Microchip Technology, Inc. (Convertible)	1.89%
MetLife, Inc.	1.87%
Janus Capital Group, Inc. (Convertible)	1.69%
Maxim Integrated Products, Inc.	1.68%
iShares U.S. Real Estate ETF	1.63%
Pfizer, Inc.	1.56%

Top Ten Short Holdings	% of net assets
Royal Dutch Shell plc, Class B ADR	(4.10)%
iShares Russell 1000 Growth ETF	(3.92)%
Utilities Select Sector SPDR Fund	(3.40)%
Kraft Heinz Co. (The)	(2.20)%
Kinder Morgan, Inc.	(1.90)%
Intel Corp.	(1.90)%
Prudential Financial, Inc.	(1.86)%
Microchip Technology, Inc.	(1.71)%
Janus Capital Group, Inc.	(1.69)%
Technology Select Sector SPDR Fund	(1.68)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	62.2%
Foreign Common Stocks*	6.7%
Exchange-Traded Funds	8.4%
Convertible Bonds	5.9%
Convertible Preferred Stocks	1.1%
Domestic Common Stocks Sold Short	(67.6)%
Foreign Common Stocks Sold Short*	(4.6)%
Exchange-Traded Funds Sold Short	(11.8)%
Temporary Cash Investments	18.2%
Other Assets and Liabilities**	81.5%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to deposits with broker for securities sold short at period end.

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period(1) 4/1/16 - 9/30/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,004.70	$17.59	3.50%
Investor Class (before waiver)	$1,000	$1,004.70(2)	$19.00	3.78%
Institutional Class (after waiver)	$1,000	$1,005.50	$16.59	3.30%
Institutional Class (before waiver)	$1,000	$1,005.50(2)	$18.00	3.58%
A Class (after waiver)	$1,000	$1,002.80	$18.83	3.75%
A Class (before waiver)	$1,000	$1,002.80(2)	$20.23	4.03%
C Class (after waiver)	$1,000	$1,000.00	$22.56	4.50%
C Class (before waiver)	$1,000	$1,000.00(2)	$23.97	4.78%
R Class (after waiver)	$1,000	$1,001.90	$20.07	4.00%
R Class (before waiver)	$1,000	$1,001.90(2)	$21.48	4.28%
Hypothetical
Investor Class (after waiver)	$1,000	$1,007.52	$17.61	3.50%
Investor Class (before waiver)	$1,000	$1,006.12	$19.01	3.78%
Institutional Class (after waiver)	$1,000	$1,008.52	$16.62	3.30%
Institutional Class (before waiver)	$1,000	$1,007.12	$18.01	3.58%
A Class (after waiver)	$1,000	$1,006.27	$18.86	3.75%
A Class (before waiver)	$1,000	$1,004.86	$20.25	4.03%
C Class (after waiver)	$1,000	$1,002.51	$22.59	4.50%
C Class (before waiver)	$1,000	$1,001.10	$23.98	4.78%
R Class (after waiver)	$1,000	$1,005.01	$20.11	4.00%
R Class (before waiver)	$1,000	$1,003.61	$21.50	4.28%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

5

Schedule of Investments

SEPTEMBER 30, 2016 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 68.9%
Aerospace and Defense — 3.7%
Boeing Co. (The)	21,820	$2,874,567
HEICO Corp., Class A(1)	184,370	11,156,229
L-3 Communications Holdings, Inc.	31,620	4,766,082
Textron, Inc.(1)	185,564	7,376,169
Vectrus, Inc.(1)(2)	141,830	2,160,071
		28,333,118
Air Freight and Logistics — 0.7%
United Parcel Service, Inc., Class B(1)	48,980	5,356,453
Airlines — 0.3%
Alaska Air Group, Inc.	30,950	2,038,367
Auto Components — 1.0%
Delphi Automotive plc(1)	105,240	7,505,717
Automobiles — 0.2%
Toyota Motor Corp. ADR(1)	11,310	1,312,639
Banks — 4.3%
Comerica, Inc.(1)	86,660	4,100,751
First Hawaiian, Inc.(1)(2)	175,534	4,714,843
PNC Financial Services Group, Inc. (The)(1)	108,928	9,813,324
SunTrust Banks, Inc.(1)	121,660	5,328,708
U.S. Bancorp(1)	68,370	2,932,389
UMB Financial Corp.(1)	101,731	6,047,908
		32,937,923
Beverages — 1.7%
Brown-Forman Corp., Class B(1)	239,038	11,339,963
PepsiCo, Inc.(1)	15,769	1,715,194
		13,055,157
Biotechnology — 0.3%
Gilead Sciences, Inc.	33,760	2,671,091
Capital Markets — 0.5%
Ameriprise Financial, Inc.(1)	37,980	3,789,265
Commercial Services and Supplies — 1.2%
Republic Services, Inc.(1)	65,335	3,296,151
UniFirst Corp.(1)	46,750	6,164,455
		9,460,606
Communications Equipment — 0.7%
Harris Corp.(1)	56,280	5,155,811
Consumer Finance — 0.5%
Discover Financial Services(1)	64,470	3,645,778
Containers and Packaging — 1.0%
International Paper Co.(1)	70,930	3,403,221
Packaging Corp. of America(1)	48,150	3,912,669
		7,315,890
Diversified Telecommunication Services — 0.5%
AT&T, Inc.(1)	99,180	4,027,700

6

	Shares	Value
Electric Utilities — 2.6%
Edison International(1)	124,618	$9,003,650
PG&E Corp.(1)	183,886	11,248,307
		20,251,957
Electrical Equipment — 1.9%
Eaton Corp. plc(1)	56,030	3,681,731
Hubbell, Inc.(1)	22,325	2,405,296
Rockwell Automation, Inc.(1)	68,239	8,348,359
		14,435,386
Electronic Equipment, Instruments and Components — 0.7%
TE Connectivity Ltd.(1)	89,420	5,756,860
Energy Equipment and Services — 2.2%
Baker Hughes, Inc.	45,410	2,291,843
Frank's International NV(1)	438,553	5,701,189
Schlumberger Ltd.(1)	116,847	9,188,848
		17,181,880
Equity Real Estate Investment Trusts (REITs) — 0.1%
Piedmont Office Realty Trust, Inc., Class A(1)	47,761	1,039,757
Food and Staples Retailing — 2.6%
CVS Health Corp.	43,250	3,848,817
US Foods Holding Corp.(1)(2)	240,430	5,676,552
Wal-Mart Stores, Inc.(1)	145,290	10,478,315
		20,003,684
Food Products — 2.2%
General Mills, Inc.(1)	131,300	8,387,444
Mead Johnson Nutrition Co.(1)	107,390	8,484,884
		16,872,328
Gas Utilities — 1.9%
Atmos Energy Corp.(1)	102,540	7,636,154
ONE Gas, Inc.(1)	64,057	3,961,285
Spire, Inc.(1)	45,195	2,880,729
		14,478,168
Health Care Equipment and Supplies — 1.7%
Baxter International, Inc.(1)	42,410	2,018,716
Medtronic plc(1)	37,820	3,267,648
St. Jude Medical, Inc.(1)	28,080	2,239,661
Zimmer Biomet Holdings, Inc.(1)	40,497	5,265,420
		12,791,445
Health Care Providers and Services — 1.1%
Cardinal Health, Inc.(1)	39,509	3,069,849
Cigna Corp.	17,240	2,246,717
Quest Diagnostics, Inc.(1)	34,367	2,908,479
		8,225,045
Hotels, Restaurants and Leisure — 0.2%
McDonald's Corp.	13,020	1,501,987
Household Durables — 2.0%
Lennar Corp., Class B(1)	114,114	3,830,807
PulteGroup, Inc.(1)	401,910	8,054,277
Tupperware Brands Corp.(1)	48,820	3,191,363
		15,076,447

7

	Shares	Value
Industrial Conglomerates — 1.1%
3M Co.(1)	13,520	$2,382,629
Koninklijke Philips NV(1)	71,000	2,100,890
Siemens AG	33,340	3,902,879
		8,386,398
Insurance — 5.7%
Allstate Corp. (The)(1)	37,990	2,628,148
Chubb Ltd.(1)	78,020	9,803,213
EMC Insurance Group, Inc.(1)	39,937	1,075,503
Marsh & McLennan Cos., Inc.(1)	119,732	8,051,977
MetLife, Inc.(1)	322,623	14,334,140
ProAssurance Corp.(1)	92,429	4,850,674
Reinsurance Group of America, Inc.(1)	30,904	3,335,778
		44,079,433
Internet Software and Services — 0.5%
Alphabet, Inc., Class C(2)	4,830	3,754,311
Leisure Products — 0.2%
Mattel, Inc.(1)	55,460	1,679,329
Life Sciences Tools and Services — 0.7%
Waters Corp.(1)(2)	32,032	5,076,752
Machinery — 2.2%
Cummins, Inc.(1)	66,170	8,479,685
Dover Corp.(1)	74,500	5,486,180
Stanley Black & Decker, Inc.(1)	24,400	3,000,712
		16,966,577
Media — 0.1%
Discovery Communications, Inc., Class C(1)(2)	40,140	1,056,083
Multi-Utilities — 0.6%
Ameren Corp.(1)	91,970	4,523,085
Oil, Gas and Consumable Fuels — 9.7%
Anadarko Petroleum Corp.	71,080	4,503,629
Cimarex Energy Co.	17,180	2,308,477
Enterprise Products Partners LP(1)	246,670	6,815,492
EQT Corp.(1)	34,046	2,472,420
EQT Midstream Partners LP(1)	25,790	1,964,940
Noble Midstream Partners LP(1)(2)	149,830	4,180,257
Phillips 66 Partners LP(1)	73,383	3,566,414
Royal Dutch Shell plc, Class A ADR(1)	629,630	31,525,574
Shell Midstream Partners LP(1)	222,150	7,126,572
TOTAL SA ADR(1)	201,930	9,632,061
		74,095,836
Pharmaceuticals — 1.9%
Pfizer, Inc.(1)	352,218	11,929,624
Teva Pharmaceutical Industries Ltd. ADR(1)	55,510	2,554,015
		14,483,639
Road and Rail — 0.6%
CSX Corp.(1)	49,760	1,517,680
Norfolk Southern Corp.(1)	35,950	3,489,307
		5,006,987
Semiconductors and Semiconductor Equipment — 3.0%
Applied Materials, Inc.(1)	329,830	9,944,374

8

	Shares/Principal Amount	Value
Maxim Integrated Products, Inc.(1)	322,660	$12,883,814
		22,828,188
Software — 1.8%
Microsoft Corp.(1)	162,480	9,358,848
Oracle Corp.(1)	114,500	4,497,560
		13,856,408
Specialty Retail — 2.9%
Advance Auto Parts, Inc.(1)	33,906	5,056,063
Bed Bath & Beyond, Inc.(1)	227,140	9,792,005
L Brands, Inc.(1)	47,300	3,347,421
Lowe's Cos., Inc.	52,900	3,819,909
		22,015,398
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc.	20,530	2,320,916
Textiles, Apparel and Luxury Goods — 1.2%
Ralph Lauren Corp.	19,340	1,956,048
Under Armour, Inc., Class C(1)(2)	111,913	3,789,374
VF Corp.(1)	67,200	3,766,560
		9,511,982
Thrifts and Mortgage Finance — 0.6%
Capitol Federal Financial, Inc.(1)	314,773	4,428,856
Trading Companies and Distributors†
Rush Enterprises, Inc., Class B(1)(2)	11,560	281,024
TOTAL COMMON STOCKS (Cost $487,411,439)		528,571,661
EXCHANGE-TRADED FUNDS — 8.4%
Consumer Discretionary Select Sector SPDR Fund(1)	272,310	21,795,692
iShares Russell 1000 Value ETF(1)	285,309	30,134,337
iShares U.S. Real Estate ETF(1)	155,430	12,533,875
TOTAL EXCHANGE-TRADED FUNDS (Cost $61,254,199)		64,463,904
CONVERTIBLE BONDS — 5.9%
Capital Markets — 1.7%
Janus Capital Group, Inc., 0.75%, 7/15/18	$9,476,000	12,958,430
Semiconductors and Semiconductor Equipment — 4.2%
Intel Corp., 2.95%, 12/15/35(1)	12,544,000	17,349,920
Microchip Technology, Inc., 1.625%, 2/15/25	11,303,000	14,467,840
		31,817,760
TOTAL CONVERTIBLE BONDS (Cost $40,409,129)		44,776,190
CONVERTIBLE PREFERRED STOCKS — 1.1%
Electric Utilities — 0.7%
NextEra Energy, Inc., 6.12%, 9/1/19(1)	110,630	5,509,374
Food Products — 0.4%
Tyson Foods, Inc., 4.75%, 7/15/17(1)	37,497	3,069,505
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,409,728)		8,578,879
TEMPORARY CASH INVESTMENTS — 18.2%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/20, valued at $110,175,975), at 0.15%, dated 9/30/16, due 10/3/16 (Delivery value $108,009,350)		108,008,000

9

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	31,600,308	$31,600,308
TOTAL TEMPORARY CASH INVESTMENTS (Cost $139,608,308)		139,608,308
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 102.5% (Cost $736,092,803)		785,998,942
SECURITIES SOLD SHORT — (84.0)%
COMMON STOCKS SOLD SHORT — (72.2)%
Aerospace and Defense — (4.4)%
General Dynamics Corp.	(47,290)	(7,337,516)
HEICO Corp.	(162,071)	(11,215,313)
Northrop Grumman Corp.	(33,560)	(7,180,162)
Raytheon Co.	(34,880)	(4,748,215)
Spirit Aerosystems Holdings, Inc., Class A	(64,290)	(2,863,477)
		(33,344,683)
Air Freight and Logistics — (0.7)%
FedEx Corp.	(30,540)	(5,334,727)
Airlines — (0.3)%
American Airlines Group, Inc.	(55,970)	(2,049,062)
Auto Components — (0.4)%
BorgWarner, Inc.	(89,200)	(3,138,056)
Automobiles — (0.8)%
Ford Motor Co.	(128,590)	(1,552,081)
General Motors Co.	(87,510)	(2,780,193)
Tesla Motors, Inc.	(6,800)	(1,387,404)
		(5,719,678)
Banks — (4.1)%
Bank of Hawaii Corp.	(64,480)	(4,682,538)
Bank of Montreal	(58,630)	(3,844,369)
JPMorgan Chase & Co.	(96,334)	(6,414,881)
KeyCorp	(332,460)	(4,046,038)
People's United Financial, Inc.	(616,621)	(9,754,944)
Wells Fargo & Co.	(66,590)	(2,948,605)
		(31,691,375)
Beverages — (1.7)%
Brown-Forman Corp., Class A	(224,240)	(11,155,940)
Coca-Cola Co. (The)	(40,818)	(1,727,418)
		(12,883,358)
Biotechnology — (0.7)%
Amgen, Inc.	(16,780)	(2,799,072)
Biogen, Inc.	(8,490)	(2,657,625)
		(5,456,697)
Capital Markets — (1.7)%
Janus Capital Group, Inc.	(924,770)	(12,956,028)
Commercial Services and Supplies — (1.2)%
Cintas Corp.	(54,995)	(6,192,437)
Waste Management, Inc.	(52,346)	(3,337,581)
		(9,530,018)
Consumer Finance — (0.5)%
Capital One Financial Corp.	(51,240)	(3,680,569)

10

	Shares	Value
Containers and Packaging — (0.9)%
Sealed Air Corp.	(157,620)	$(7,222,148)
Diversified Financial Services — (1.1)%
Berkshire Hathaway, Inc., Class B	(57,144)	(8,255,594)
Diversified Telecommunication Services — (0.5)%
Verizon Communications, Inc.	(78,150)	(4,062,237)
Electric Utilities — (1.7)%
American Electric Power Co., Inc.	(89,030)	(5,716,616)
Great Plains Energy, Inc.	(165,870)	(4,526,593)
Southern Co. (The)	(55,013)	(2,822,167)
		(13,065,376)
Electronic Equipment, Instruments and Components — (0.8)%
Amphenol Corp., Class A	(88,270)	(5,730,488)
Energy Equipment and Services — (1.7)%
Halliburton Co.	(256,150)	(11,496,012)
Helmerich & Payne, Inc.	(25,400)	(1,709,420)
		(13,205,432)
Equity Real Estate Investment Trusts (REITs) — (1.8)%
AvalonBay Communities, Inc.	(21,710)	(3,860,906)
Boston Properties, Inc.	(7,490)	(1,020,812)
Equity Residential	(29,150)	(1,875,220)
Essex Property Trust, Inc.	(11,070)	(2,465,289)
Simon Property Group, Inc.	(20,480)	(4,239,565)
		(13,461,792)
Food and Staples Retailing — (2.6)%
Costco Wholesale Corp.	(47,390)	(7,227,449)
Kroger Co. (The)	(109,330)	(3,244,915)
Performance Food Group Co.	(226,850)	(5,625,880)
Walgreens Boots Alliance, Inc.	(47,360)	(3,818,163)
		(19,916,407)
Food Products — (2.6)%
Kraft Heinz Co. (The)	(188,514)	(16,873,888)
Tyson Foods, Inc., Class A	(41,691)	(3,113,067)
		(19,986,955)
Health Care Equipment and Supplies — (1.7)%
Abbott Laboratories	(53,430)	(2,259,555)
Becton Dickinson and Co.	(11,140)	(2,002,192)
Stryker Corp.	(72,780)	(8,472,320)
		(12,734,067)
Health Care Providers and Services — (1.1)%
Laboratory Corp. of America Holdings	(21,079)	(2,897,941)
McKesson Corp.	(18,010)	(3,003,167)
UnitedHealth Group, Inc.	(15,760)	(2,206,400)
		(8,107,508)
Hotels, Restaurants and Leisure — (0.6)%
Chipotle Mexican Grill, Inc.	(11,250)	(4,764,375)
Household Durables — (2.8)%
Lennar Corp., Class A	(89,770)	(3,800,861)
Newell Brands, Inc.	(107,330)	(5,651,998)
Toll Brothers, Inc.	(269,600)	(8,050,256)

11

	Shares	Value
Whirlpool Corp.	(23,580)	$(3,823,733)
		(21,326,848)
Industrial Conglomerates — (2.2)%
General Electric Co.	(430,200)	(12,742,524)
Honeywell International, Inc.	(36,670)	(4,275,355)
		(17,017,879)
Insurance — (5.1)%
American International Group, Inc.	(36,940)	(2,192,020)
Aon plc	(71,930)	(8,091,406)
Principal Financial Group, Inc.	(72,730)	(3,746,322)
Prudential Financial, Inc.	(174,943)	(14,284,096)
Travelers Cos., Inc. (The)	(97,170)	(11,130,823)
		(39,444,667)
Internet and Direct Marketing Retail — (1.2)%
Amazon.com, Inc.	(10,740)	(8,992,709)
IT Services — (0.9)%
International Business Machines Corp.	(42,900)	(6,814,665)
Leisure Products — (0.2)%
Hasbro, Inc.	(20,870)	(1,655,617)
Life Sciences Tools and Services — (0.7)%
Thermo Fisher Scientific, Inc.	(32,240)	(5,128,094)
Machinery — (2.7)%
Caterpillar, Inc.	(78,660)	(6,982,648)
Deere & Co.	(92,690)	(7,911,092)
Middleby Corp. (The)	(21,170)	(2,617,035)
Snap-on, Inc.	(20,050)	(3,046,798)
		(20,557,573)
Media — (0.1)%
Discovery Communications, Inc., Class A	(37,880)	(1,019,730)
Multi-Utilities — (0.7)%
Dominion Resources, Inc.	(76,020)	(5,646,005)
Multiline Retail — (1.3)%
JC Penney Co., Inc.	(361,740)	(3,335,243)
Macy's, Inc.	(84,770)	(3,140,729)
Nordstrom, Inc.	(60,540)	(3,140,815)
		(9,616,787)
Oil, Gas and Consumable Fuels — (7.9)%
Chevron Corp.	(69,940)	(7,198,225)
EOG Resources, Inc.	(21,370)	(2,066,693)
Exxon Mobil Corp.	(30,080)	(2,625,382)
Kinder Morgan, Inc.	(630,772)	(14,589,756)
Royal Dutch Shell plc, Class B ADR	(594,500)	(31,407,435)
Williams Partners LP	(78,320)	(2,912,721)
		(60,800,212)
Personal Products — (0.4)%
Nu Skin Enterprises, Inc.	(50,410)	(3,265,560)
Pharmaceuticals — (1.5)%
Merck & Co., Inc.	(145,880)	(9,104,371)
Valeant Pharmaceuticals International, Inc.	(103,790)	(2,548,044)
		(11,652,415)

12

	Shares	Value
Road and Rail — (1.2)%
Avis Budget Group, Inc.	(120,380)	$(4,118,200)
Union Pacific Corp.	(50,780)	(4,952,573)
		(9,070,773)
Semiconductors and Semiconductor Equipment — (4.9)%
Intel Corp.	(385,510)	(14,553,002)
KLA-Tencor Corp.	(55,180)	(3,846,598)
Lam Research Corp.	(62,830)	(5,950,629)
Microchip Technology, Inc.	(210,920)	(13,106,569)
		(37,456,798)
Specialty Retail — (1.5)%
O'Reilly Automotive, Inc.	(17,850)	(4,999,964)
Signet Jewelers Ltd.	(49,900)	(3,719,047)
Tiffany & Co.	(39,800)	(2,890,674)
		(11,609,685)
Technology Hardware, Storage and Peripherals — (0.9)%
HP, Inc.	(454,070)	(7,051,707)
Textiles, Apparel and Luxury Goods — (2.0)%
lululemon athletica, Inc.	(116,250)	(7,088,925)
PVH Corp.	(39,730)	(4,390,165)
Under Armour, Inc., Class A	(97,710)	(3,779,423)
		(15,258,513)
Thrifts and Mortgage Finance — (0.4)%
New York Community Bancorp, Inc.	(239,830)	(3,412,781)
Trading Companies and Distributors†
Rush Enterprises, Inc., Class A	(11,277)	(276,061)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $523,834,345)		(553,371,709)
EXCHANGE-TRADED FUNDS SOLD SHORT — (11.8)%
Alerian MLP ETF	(482,760)	(6,126,224)
Industrial Select Sector SPDR Fund	(36,900)	(2,154,222)
iShares Russell 1000 Growth ETF	(288,610)	(30,064,504)
iShares U.S. Oil & Gas Exploration & Production ETF	(39,830)	(2,449,943)
SPDR S&P Oil & Gas Exploration & Production ETF	(124,240)	(4,778,270)
SPDR S&P Regional Banking ETF	(52,520)	(2,220,021)
Technology Select Sector SPDR Fund	(268,920)	(12,848,998)
Utilities Select Sector SPDR Fund	(531,600)	(26,043,084)
VanEck Vectors Oil Services ETF	(137,330)	(4,021,022)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $87,162,677)		(90,706,288)
TOTAL SECURITIES SOLD SHORT — (84.0)% (Proceeds $610,997,022)		(644,077,997)
OTHER ASSETS AND LIABILITIES(3) — 81.5%		624,928,445
TOTAL NET ASSETS — 100.0%		$766,849,390

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,280,944	EUR	9,144,795	UBS AG	12/30/16	$(33,918)
USD	2,922,214	EUR	2,590,960	UBS AG	12/30/16	(256)
USD	4,798,739	GBP	3,685,809	Credit Suisse AG	12/30/16	12,344
USD	50,162	GBP	38,630	Credit Suisse AG	12/30/16	(4)
USD	18,303,890	GBP	14,090,484	Credit Suisse AG	12/30/16	5,976
USD	1,129,419	JPY	112,872,406	Credit Suisse AG	12/30/16	11,863
						$(3,995)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $488,752,268.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits with broker for securities sold short at period end.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

SEPTEMBER 30, 2016 (UNAUDITED)
Assets
Investment securities, at value (cost of $736,092,803)	$785,998,942
Deposits with broker for securities sold short	624,561,541
Receivable for investments sold	82,275,807
Receivable for capital shares sold	1,654,117
Unrealized appreciation on forward foreign currency exchange contracts	30,183
Dividends and interest receivable	952,306
1,495,472,896

Liabilities
Securities sold short, at value (proceeds of $610,997,022)	644,077,997
Payable for investments purchased	82,216,279
Payable for capital shares redeemed	518,677
Unrealized depreciation on forward foreign currency exchange contracts	34,178
Accrued management fees	993,035
Distribution and service fees payable	53,743
Dividend expense payable on securities sold short	729,597
728,623,506

Net Assets	$766,849,390

Net Assets Consist of:
Capital (par value and paid-in surplus)	$757,907,150
Accumulated net investment loss	(5,630,890)
Accumulated net realized loss	(2,247,993)
Net unrealized appreciation	16,821,123
$766,849,390

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$416,852,894	38,673,793	$10.78
Institutional Class, $0.01 Par Value	$187,237,406	17,185,741	$10.89
A Class, $0.01 Par Value	$127,938,483	12,016,961	$10.65*
C Class, $0.01 Par Value	$34,707,910	3,389,304	$10.24
R Class, $0.01 Par Value	$112,697	10,721	$10.51
*Maximum offering price $11.30 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $70,889)	$5,623,016
Interest	395,302
6,018,318

Expenses:
Dividend expense on securities sold short	5,827,936
Broker fees and charges on securities sold short	319,121
Management fees	6,043,336
Distribution and service fees:
A Class	131,554
C Class	148,005
R Class	270
Directors' fees and expenses	10,751
Other expenses	132
12,481,105
Fees waived	(916,709)
11,564,396

Net investment income (loss)	(5,546,078)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	20,737,298
Securities sold short transactions	(15,793,803)
Foreign currency transactions	(167,888)
4,775,607

Change in net unrealized appreciation (depreciation) on:
Investments	19,460,430
Securities sold short	(17,693,085)
Translation of assets and liabilities in foreign currencies	75,346
1,842,691

Net realized and unrealized gain (loss)	6,618,298

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,072,220

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED) AND YEAR ENDED MARCH 31, 2016
Increase (Decrease) in Net Assets	September 30, 2016	March 31, 2016
Operations
Net investment income (loss)	$(5,546,078)	$(3,180,237)
Net realized gain (loss)	4,775,607	1,664,775
Change in net unrealized appreciation (depreciation)	1,842,691	10,497,064
Net increase (decrease) in net assets resulting from operations	1,072,220	8,981,602

Distributions to Shareholders
From net realized gains:
Investor Class	—	(1,774,577)
Institutional Class	—	(211,977)
A Class	—	(542,336)
C Class	—	(227,499)
R Class	—	(557)
Decrease in net assets from distributions	—	(2,756,946)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	290,035,559	396,333,523

Net increase (decrease) in net assets	291,107,779	402,558,179

Net Assets
Beginning of period	475,741,611	73,183,432
End of period	$766,849,390	$475,741,611

Accumulated net investment loss	$(5,630,890)	$(84,812)

See Notes to Financial Statements.

17

Notes to Financial Statements

SEPTEMBER 30, 2016 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

18

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued

19

interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the Institutional Class. From April 1, 2016 through July 31, 2016 the investment advisor agreed to waive 0.30% of the fund's management fee. Effective August 1, 2016, the investment advisor agreed to decrease the amount of the waiver from 0.30% to 0.25% of the fund's management fee. The investment advisor expects the fee waiver to continue through July 31, 2017, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the six months ended September 30, 2016 was $504,823, $222,347, $147,815, $41,571 and $153 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the six months ended September 30, 2016 was 1.62% for the Investor Class, A Class, C Class and R Class and 1.42% for the Institutional Class.

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,939,554 and $6,518,145, respectively. The effect of interfund transactions on the Statement of Operations was $(22,255) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the six months ended September 30, 2016 were $966,394,872 and $971,224,573, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2016		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	160,000,000		160,000,000
Sold	22,746,833	$245,965,732	23,436,964	$248,747,920
Issued in reinvestment of distributions	—	—	166,222	1,737,019
Redeemed	(7,734,359)	(83,497,914)	(4,678,769)	(49,636,282)
	15,012,474	162,467,818	18,924,417	200,848,657
Institutional Class/Shares Authorized	60,000,000		60,000,000
Sold	8,257,816	90,173,865	11,252,623	120,520,975
Issued in reinvestment of distributions	—	—	20,093	211,977
Redeemed	(2,539,683)	(27,769,836)	(376,564)	(4,047,101)
	5,718,133	62,404,029	10,896,152	116,685,851
A Class/Shares Authorized	50,000,000		50,000,000
Sold	6,723,985	71,822,684	7,508,437	78,853,456
Issued in reinvestment of distributions	—	—	52,448	542,312
Redeemed	(1,928,758)	(20,589,874)	(1,238,311)	(12,963,697)
	4,795,227	51,232,810	6,322,574	66,432,071
C Class/Shares Authorized	15,000,000		15,000,000
Sold	1,527,995	15,734,173	1,389,234	14,131,872
Issued in reinvestment of distributions	—	—	22,694	227,167
Redeemed	(178,905)	(1,839,871)	(160,361)	(1,619,700)
	1,349,090	13,894,302	1,251,567	12,739,339
R Class/Shares Authorized	10,000,000		10,000,000
Sold	4,340	45,614	4,187	43,480
Issued in reinvestment of distributions	—	—	54	557
Redeemed	(854)	(9,014)	(40,548)	(416,432)
	3,486	36,600	(36,307)	(372,395)
Net increase (decrease)	26,878,410	$290,035,559	37,358,403	$396,333,523

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$524,668,782	$3,902,879	—
Exchange-Traded Funds	64,463,904	—	—
Convertible Bonds	—	44,776,190	—
Convertible Preferred Stocks	—	8,578,879	—
Temporary Cash Investments	31,600,308	108,008,000	—
	$620,732,994	$165,265,948	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$30,183	—

Liabilities
Securities Sold Short
Common Stocks	$553,371,709	—	—
Exchange-Traded Funds	90,706,288	—	—
	$644,077,997	—	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$34,178	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $21,627,716.

The value of foreign currency risk derivative instruments as of September 30, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $30,183 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $34,178 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(165,645) in net realized gain (loss) on foreign currency transactions and $75,459 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be

23

increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2016, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$743,495,315
Gross tax appreciation of investments	$47,209,007
Gross tax depreciation of investments	(4,705,380)
Net tax appreciation (depreciation) of investments	42,503,627
Net tax appreciation (depreciation) on securities sold short	(45,099,070)
Net tax appreciation (depreciation)	$(2,595,443)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016(3)	$10.73	(0.09)	0.14	0.05	—	$10.78	0.47%	3.50%(5)	3.78%(5)	1.62%(5)	(1.66)%(5)	(1.94)%(5)	186%	$416,853
2016	$10.44	(0.19)	0.65	0.46	(0.17)	$10.73	4.42%	3.78%	4.08%	1.61%	(1.82)%	(2.12)%	679%	$253,885
2015	$10.22	(0.20)	0.62	0.42	(0.20)	$10.44	4.10%	3.88%	4.18%	1.60%	(1.95)%	(2.25)%	447%	$49,465
2014	$10.25	(0.04)	0.21	0.17	(0.20)	$10.22	1.69%	4.09%	4.39%	1.60%	(0.35)%	(0.65)%	521%	$49,665
2013	$10.32	(0.25)	0.52	0.27	(0.34)	$10.25	2.61%	4.74%	5.04%	1.60%	(2.46)%	(2.76)%	588%	$8,214
2012(4)	$10.00	(0.11)	0.43	0.32	—	$10.32	3.20%	4.92%(5)	5.22%(5)	1.61%(5)	(2.49)%(5)	(2.79)%(5)	292%	$3,118
Institutional Class
2016(3)	$10.83	(0.08)	0.14	0.06	—	$10.89	0.55%	3.30%(5)	3.58%(5)	1.42%(5)	(1.46)%(5)	(1.74)%(5)	186%	$187,237
2016	$10.52	(0.16)	0.64	0.48	(0.17)	$10.83	4.58%	3.58%	3.88%	1.41%	(1.62)%	(1.92)%	679%	$124,249
2015	$10.28	(0.18)	0.62	0.44	(0.20)	$10.52	4.28%	3.68%	3.98%	1.40%	(1.75)%	(2.05)%	447%	$6,013
2014	$10.28	0.11	0.09	0.20	(0.20)	$10.28	1.98%	3.89%	4.19%	1.40%	(0.15)%	(0.45)%	521%	$5,714
2013	$10.33	(0.24)	0.53	0.29	(0.34)	$10.28	2.81%	4.54%	4.84%	1.40%	(2.26)%	(2.56)%	588%	$425
2012(4)	$10.00	(0.09)	0.42	0.33	—	$10.33	3.30%	4.72%(5)	5.02%(5)	1.41%(5)	(2.29)%(5)	(2.59)%(5)	292%	$413

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016(3)	$10.61	(0.10)	0.14	0.04	—	$10.65	0.28%	3.75%(5)	4.03%(5)	1.87%(5)	(1.91)%(5)	(2.19)%(5)	186%	$127,938
2016	$10.36	(0.22)	0.64	0.42	(0.17)	$10.61	4.07%	4.03%	4.33%	1.86%	(2.07)%	(2.37)%	679%	$76,630
2015	$10.16	(0.23)	0.63	0.40	(0.20)	$10.36	3.93%	4.13%	4.43%	1.85%	(2.20)%	(2.50)%	447%	$9,311
2014	$10.21	(0.07)	0.22	0.15	(0.20)	$10.16	1.50%	4.34%	4.64%	1.85%	(0.60)%	(0.90)%	521%	$13,640
2013	$10.31	(0.28)	0.52	0.24	(0.34)	$10.21	2.32%	4.99%	5.29%	1.85%	(2.71)%	(3.01)%	588%	$2,265
2012(4)	$10.00	(0.11)	0.42	0.31	—	$10.31	3.10%	5.17%(5)	5.47%(5)	1.86%(5)	(2.74)%(5)	(3.04)%(5)	292%	$432
C Class
2016(3)	$10.24	(0.14)	0.14	—	—	$10.24	0.00%	4.50%(5)	4.78%(5)	2.62%(5)	(2.66)%(5)	(2.94)%(5)	186%	$34,708
2016	$10.08	(0.29)	0.62	0.33	(0.17)	$10.24	3.28%	4.78%	5.08%	2.61%	(2.82)%	(3.12)%	679%	$20,902
2015	$9.97	(0.30)	0.61	0.31	(0.20)	$10.08	3.10%	4.88%	5.18%	2.60%	(2.95)%	(3.25)%	447%	$7,948
2014	$10.10	(0.14)	0.21	0.07	(0.20)	$9.97	0.72%	5.09%	5.39%	2.60%	(1.35)%	(1.65)%	521%	$6,844
2013	$10.28	(0.35)	0.51	0.16	(0.34)	$10.10	1.54%	5.74%	6.04%	2.60%	(3.46)%	(3.76)%	588%	$1,111
2012(4)	$10.00	(0.14)	0.42	0.28	—	$10.28	2.80%	5.92%(5)	6.22%(5)	2.61%(5)	(3.49)%(5)	(3.79)%(5)	292%	$411

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2016(3)	$10.49	(0.11)	0.13	0.02	—	$10.51	0.19%	4.00%(5)	4.28%(5)	2.12%(5)	(2.16)%(5)	(2.44)%(5)	186%	$113
2016	$10.26	(0.21)	0.61	0.40	(0.17)	$10.49	3.91%	4.28%	4.58%	2.11%	(2.32)%	(2.62)%	679%	$76
2015	$10.10	(0.25)	0.61	0.36	(0.20)	$10.26	3.56%	4.38%	4.68%	2.10%	(2.45)%	(2.75)%	447%	$447
2014	$10.17	(0.18)	0.31	0.13	(0.20)	$10.10	1.21%	4.59%	4.89%	2.10%	(0.85)%	(1.15)%	521%	$427
2013	$10.30	(0.31)	0.52	0.21	(0.34)	$10.17	2.13%	5.24%	5.54%	2.10%	(2.96)%	(3.26)%	588%	$421
2012(4)	$10.00	(0.12)	0.42	0.30	—	$10.30	3.00%	5.42%(5)	5.72%(5)	2.11%(5)	(2.99)%(5)	(3.29)%(5)	292%	$412

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2016 (unaudited).

(4)	October 31, 2011 (fund inception) through March 31, 2012.

(5)	Annualized.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90804 1611

Semiannual Report

September 30, 2016

Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2016. It provides a macroeconomic and financial market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Despite Brexit Shock, Markets Produced Positive, Central Bank-Boosted Returns

The reporting period was unusual in that virtually all mutual fund asset classes posted positive performance, led by gold, U.S. small-cap stocks, and emerging markets (EM) stocks. Even as those higher-risk/higher-volatility asset classes outperformed, government bonds also produced solid returns. Simultaneous positive performance across all asset classes is rare. How did it happen? Massive central bank stimulus—amplified in the wake of China- and energy market-related volatility in early 2016 and the unexpected U.K. vote to leave the European Union (Brexit) in June—helped boost most markets for the reporting period.

Continued central bank stimulus encouraged relatively aggressive investor behavior, including demand for equities and higher-yielding bond sectors, including high-yield corporates and EM debt. At the same time, central bank stimulus also included large volumes of bond purchases and low interest rate targets, which helped drive interest rates lower and government bond prices higher. Oil’s rebound from its January 2016 lows and stabilization of China’s economy also supported investor sentiment, as well as repeated decisions by the Federal Reserve (Fed) to keep its expected interest rate hikes on hold.

The reporting period featured many surprises, including weaker-than-expected global growth, Brexit, the quick market rebound from Brexit, the Republican nomination of Donald Trump, and concerns about the stability of major European banks. Central bank stimulus provided market support, but possible changes loom ahead—the Fed might raise rates as early as December, and other central banks might taper their bond purchases in future months. Meanwhile, the U.S. continues to be swayed by other global factors, including increasing populism and anti-globalization. We’re watching the aftermath of the U.S. elections and the Italian constitutional referendum to see if themes that Brexit spotlighted—nationalism/isolationism, anti-immigration, anti-trade agreements, distrust of career politicians—shape future U.S. and European government leadership. We appreciate your continued trust in us during this potentially turbulent period.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Fund Characteristics

SEPTEMBER 30, 2016
Top Ten Holdings	% of net assets
Northern Trust Corp.	3.1%
Johnson Controls International plc	2.8%
iShares Russell Mid-Cap Value ETF	2.4%
Imperial Oil Ltd.	2.3%
EQT Corp.	1.8%
Zimmer Biomet Holdings, Inc.	1.7%
LifePoint Health, Inc.	1.7%
Weyerhaeuser Co.	1.7%
Edison International	1.6%
Applied Materials, Inc.	1.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	10.1%
Banks	7.7%
Insurance	6.8%
Capital Markets	6.3%
Equity Real Estate Investment Trusts (REITs)	5.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.2%
Exchange-Traded Funds	2.4%
Total Equity Exposure	97.6%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	(0.2)%

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period(1) 4/1/16 - 9/30/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,088.00	$5.13	0.98%
Investor Class (before waiver)	$1,000	$1,088.00(2)	$5.23	1.00%
Institutional Class (after waiver)	$1,000	$1,089.10	$4.08	0.78%
Institutional Class (before waiver)	$1,000	$1,089.10(2)	$4.19	0.80%
A Class (after waiver)	$1,000	$1,086.10	$6.43	1.23%
A Class (before waiver)	$1,000	$1,086.10(2)	$6.54	1.25%
C Class (after waiver)	$1,000	$1,082.50	$10.34	1.98%
C Class (before waiver)	$1,000	$1,082.50(2)	$10.44	2.00%
R Class (after waiver)	$1,000	$1,084.90	$7.74	1.48%
R Class (before waiver)	$1,000	$1,084.90(2)	$7.84	1.50%
R6 Class (after waiver)	$1,000	$1,089.90	$3.30	0.63%
R6 Class (before waiver)	$1,000	$1,089.90(2)	$3.41	0.65%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.16	$4.96	0.98%
Investor Class (before waiver)	$1,000	$1,020.06	$5.06	1.00%
Institutional Class (after waiver)	$1,000	$1,021.16	$3.95	0.78%
Institutional Class (before waiver)	$1,000	$1,021.06	$4.05	0.80%
A Class (after waiver)	$1,000	$1,018.90	$6.23	1.23%
A Class (before waiver)	$1,000	$1,018.80	$6.33	1.25%
C Class (after waiver)	$1,000	$1,015.14	$10.00	1.98%
C Class (before waiver)	$1,000	$1,015.04	$10.10	2.00%
R Class (after waiver)	$1,000	$1,017.65	$7.49	1.48%
R Class (before waiver)	$1,000	$1,017.55	$7.59	1.50%
R6 Class (after waiver)	$1,000	$1,021.91	$3.19	0.63%
R6 Class (before waiver)	$1,000	$1,021.81	$3.29	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

5

Schedule of Investments

SEPTEMBER 30, 2016 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 95.2%
Aerospace and Defense — 0.9%
Textron, Inc.	1,821,747	$72,414,443
Auto Components — 3.4%
Delphi Automotive plc	685,939	48,921,170
Johnson Controls International plc	4,956,842	230,641,858
		279,563,028
Automobiles — 1.1%
Honda Motor Co. Ltd. ADR	2,057,505	59,503,045
Thor Industries, Inc.	343,473	29,092,163
		88,595,208
Banks — 7.7%
Bank of Hawaii Corp.	793,647	57,634,645
BB&T Corp.	2,496,902	94,183,144
Comerica, Inc.	1,011,344	47,856,798
Commerce Bancshares, Inc.	1,665,044	82,020,067
M&T Bank Corp.	644,882	74,870,800
PNC Financial Services Group, Inc. (The)	1,084,393	97,692,965
SunTrust Banks, Inc.	1,083,326	47,449,679
UMB Financial Corp.	939,124	55,830,922
Westamerica Bancorporation(1)	1,497,468	76,191,172
		633,730,192
Capital Markets — 6.3%
Ameriprise Financial, Inc.	626,117	62,467,693
Franklin Resources, Inc.	114,943	4,088,523
Invesco Ltd.	2,216,088	69,297,072
Northern Trust Corp.	3,690,385	250,909,276
State Street Corp.	1,145,789	79,781,288
T. Rowe Price Group, Inc.	810,717	53,912,680
		520,456,532
Commercial Services and Supplies — 1.8%
Clean Harbors, Inc.(2)	914,356	43,870,801
Republic Services, Inc.	2,051,832	103,514,924
		147,385,725
Containers and Packaging — 2.4%
Bemis Co., Inc.	437,380	22,310,754
Sonoco Products Co.	1,085,035	57,322,399
WestRock Co.	2,351,286	113,990,345
		193,623,498
Diversified Telecommunication Services — 0.9%
CenturyLink, Inc.	1,325,215	36,350,648
Level 3 Communications, Inc.(2)	793,282	36,792,419
		73,143,067
Electric Utilities — 4.9%
Edison International	1,798,294	129,926,742
Eversource Energy	677,741	36,720,007
PG&E Corp.	2,006,695	122,749,533

6

	Shares	Value
Xcel Energy, Inc.	2,825,821	$116,254,276
		405,650,558
Electrical Equipment — 2.2%
Emerson Electric Co.	901,060	49,116,781
Hubbell, Inc.	810,879	87,364,103
Rockwell Automation, Inc.	338,614	41,426,037
		177,906,921
Electronic Equipment, Instruments and Components — 2.1%
Keysight Technologies, Inc.(2)	2,910,635	92,238,023
TE Connectivity Ltd.	1,271,828	81,880,287
		174,118,310
Energy Equipment and Services — 3.5%
Baker Hughes, Inc.	1,641,799	82,861,595
FMC Technologies, Inc.(2)	561,355	16,655,403
Frank's International NV	3,320,376	43,164,888
Halliburton Co.	1,886,759	84,677,744
National Oilwell Varco, Inc.	1,526,686	56,090,444
		283,450,074
Equity Real Estate Investment Trusts (REITs) — 5.6%
Boston Properties, Inc.	291,793	39,768,468
Empire State Realty Trust, Inc.	2,026,497	42,455,112
Host Hotels & Resorts, Inc.	2,451,321	38,167,068
MGM Growth Properties LLC, Class A	2,045,090	53,315,496
Piedmont Office Realty Trust, Inc., Class A	3,651,774	79,499,120
Welltower, Inc.	869,458	65,009,375
Weyerhaeuser Co.	4,357,901	139,191,358
		457,405,997
Food and Staples Retailing — 0.9%
Sysco Corp.	1,516,493	74,323,322
Food Products — 5.0%
ConAgra Foods, Inc.	2,578,331	121,465,173
General Mills, Inc.	954,459	60,970,841
J.M. Smucker Co. (The)	450,205	61,020,786
Kellogg Co.	628,877	48,719,101
Mead Johnson Nutrition Co.	370,762	29,293,906
Mondelez International, Inc., Class A	2,029,566	89,097,947
		410,567,754
Gas Utilities — 1.5%
Atmos Energy Corp.	719,223	53,560,537
Spire, Inc.	1,059,058	67,504,357
		121,064,894
Health Care Equipment and Supplies — 4.4%
Abbott Laboratories	1,456,311	61,587,392
Baxter International, Inc.	1,398,667	66,576,549
Becton Dickinson and Co.	113,093	20,326,205
Boston Scientific Corp.(2)	792,368	18,858,359
STERIS plc	738,232	53,964,759
Zimmer Biomet Holdings, Inc.	1,089,746	141,688,775
		363,002,039
Health Care Providers and Services — 3.1%
Cardinal Health, Inc.	501,419	38,960,257

7

	Shares	Value
LifePoint Health, Inc.(1)(2)	2,351,049	$139,252,632
Quest Diagnostics, Inc.	937,016	79,299,664
		257,512,553
Hotels, Restaurants and Leisure — 0.8%
Carnival Corp.	1,263,980	61,707,504
Household Durables — 0.7%
PulteGroup, Inc.	3,064,452	61,411,618
Industrial Conglomerates — 1.4%
Koninklijke Philips NV	3,813,394	112,900,854
Insurance — 6.8%
Aflac, Inc.	542,919	39,019,589
Allstate Corp. (The)	577,973	39,984,172
Brown & Brown, Inc.	1,684,240	63,512,690
Chubb Ltd.	889,546	111,771,455
MetLife, Inc.	1,270,819	56,462,488
ProAssurance Corp.	816,934	42,872,696
Reinsurance Group of America, Inc.	918,272	99,118,280
Torchmark Corp.	464,189	29,657,035
Unum Group	2,093,711	73,928,936
		556,327,341
Leisure Products — 0.8%
Mattel, Inc.	504,792	15,285,102
Polaris Industries, Inc.	614,002	47,548,315
		62,833,417
Machinery — 2.7%
Cummins, Inc.	452,351	57,968,781
Ingersoll-Rand plc	1,117,656	75,933,549
ITT, Inc.	485,069	17,384,873
Oshkosh Corp.	328,908	18,418,848
Parker-Hannifin Corp.	417,486	52,407,017
		222,113,068
Metals and Mining — 0.2%
Nucor Corp.	305,000	15,082,250
Multi-Utilities — 2.0%
Ameren Corp.	1,216,276	59,816,454
Consolidated Edison, Inc.	721,961	54,363,663
NorthWestern Corp.	937,179	53,915,908
		168,096,025
Multiline Retail — 0.8%
Target Corp.	979,944	67,302,554
Oil, Gas and Consumable Fuels — 10.1%
Anadarko Petroleum Corp.	1,703,382	107,926,283
Cimarex Energy Co.	294,119	39,520,770
Devon Energy Corp.	2,463,823	108,679,233
EQT Corp.	2,000,994	145,312,184
Imperial Oil Ltd.	6,109,262	191,107,979
Noble Energy, Inc.	3,115,613	111,352,009
Occidental Petroleum Corp.	1,398,300	101,964,036
Spectra Energy Partners LP	463,728	20,260,276
		826,122,770

8

	Shares/Principal Amount	Value
Professional Services — 0.3%
IHS Markit Ltd.(2)	732,279	$27,497,076
Road and Rail — 2.4%
CSX Corp.	3,633,295	110,815,497
Heartland Express, Inc.(1)	4,672,866	88,223,710
		199,039,207
Semiconductors and Semiconductor Equipment — 4.5%
Applied Materials, Inc.	4,174,844	125,871,547
Lam Research Corp.	558,623	52,907,184
Maxim Integrated Products, Inc.	2,530,399	101,038,832
Teradyne, Inc.	4,249,259	91,699,009
		371,516,572
Specialty Retail — 2.1%
Advance Auto Parts, Inc.	531,552	79,265,034
CST Brands, Inc.	1,851,281	89,028,103
		168,293,137
Technology Hardware, Storage and Peripherals — 0.5%
NetApp, Inc.	1,207,695	43,259,635
Textiles, Apparel and Luxury Goods — 0.5%
Ralph Lauren Corp.	437,089	44,207,181
Thrifts and Mortgage Finance — 0.9%
Capitol Federal Financial, Inc.	5,529,176	77,795,506
TOTAL COMMON STOCKS (Cost $6,697,490,732)		7,819,419,830
EXCHANGE-TRADED FUNDS — 2.4%
iShares Russell Mid-Cap Value ETF (Cost $173,613,668)	2,589,789	198,818,101
TEMPORARY CASH INVESTMENTS — 2.6%
Federal Home Loan Bank Discount Notes, 0.10%, 10/3/16(3)	$50,000,000	50,000,000
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/20, valued at $128,403,844), at 0.15%, dated 9/30/16, due 10/3/16 (Delivery value $125,879,573)		125,878,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	36,827,777	36,827,777
TOTAL TEMPORARY CASH INVESTMENTS (Cost $212,705,499)		212,705,777
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $7,083,809,899)		8,230,943,708
OTHER ASSETS AND LIABILITIES — (0.2)%		(12,839,991)
TOTAL NET ASSETS — 100.0%		$8,218,103,717

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	161,777,618	CAD	214,182,242	Morgan Stanley	12/30/16	$(1,581,857)
USD	95,639,262	EUR	85,070,147	UBS AG	12/30/16	(315,524)
USD	35,468,639	JPY	3,544,682,627	Credit Suisse AG	12/30/16	372,566
						$(1,524,815)

9

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)	Non-income producing.

(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2016 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $6,795,274,620)	$7,927,276,194
Investment securities - affiliated, at value (cost of $288,535,279)	303,667,514
Total investment securities, at value (cost of $7,083,809,899)	8,230,943,708
Foreign currency holdings, at value (cost of $516,229)	428,368
Receivable for investments sold	49,999,817
Receivable for capital shares sold	36,622,195
Unrealized appreciation on forward foreign currency exchange contracts	372,566
Dividends and interest receivable	12,696,727
8,331,063,381

Liabilities
Payable for investments purchased	69,833,411
Payable for capital shares redeemed	34,783,065
Unrealized depreciation on forward foreign currency exchange contracts	1,897,381
Accrued management fees	5,961,531
Distribution and service fees payable	484,276
112,959,664

Net Assets	$8,218,103,717

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,970,876,747
Undistributed net investment income	1,962,072
Undistributed net realized gain	99,731,941
Net unrealized appreciation	1,145,532,957
$8,218,103,717

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,955,056,839	238,816,006	$16.56
Institutional Class, $0.01 Par Value	$1,406,137,322	84,865,271	$16.57
A Class, $0.01 Par Value	$1,518,031,267	91,812,482	$16.53*
C Class, $0.01 Par Value	$144,996,629	8,839,212	$16.40
R Class, $0.01 Par Value	$141,048,728	8,550,494	$16.50
R6 Class, $0.01 Par Value	$1,052,832,932	63,551,654	$16.57
* Maximum offering price $17.54 (net asset value divided by 0.9425).

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $1,341,263 from affiliates and net of foreign taxes withheld of $349,468)	$77,892,761
Interest	169,574
78,062,335

Expenses:
Management fees	35,260,453
Distribution and service fees:
A Class	1,798,900
C Class	625,536
R Class	335,509
Directors' fees and expenses	126,601
Other expenses	6,601
38,153,600
Fees waived	(762,504)
37,391,096

Net investment income (loss)	40,671,239

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(1,051,675) from affiliates)	216,189,740
Foreign currency transactions	(484,890)
215,704,850

Change in net unrealized appreciation (depreciation) on:
Investments	369,898,104
Translation of assets and liabilities in foreign currencies	1,139,420
371,037,524

Net realized and unrealized gain (loss)	586,742,374

Net Increase (Decrease) in Net Assets Resulting from Operations	$627,413,613

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED) AND YEAR ENDED MARCH 31, 2016
Increase (Decrease) in Net Assets	September 30, 2016	March 31, 2016
Operations
Net investment income (loss)	$40,671,239	$75,479,093
Net realized gain (loss)	215,704,850	254,112,847
Change in net unrealized appreciation (depreciation)	371,037,524	(198,064,874)
Net increase (decrease) in net assets resulting from operations	627,413,613	131,527,066

Distributions to Shareholders
From net investment income:
Investor Class	(25,307,614)	(42,456,054)
Institutional Class	(9,845,404)	(14,873,131)
A Class	(7,546,269)	(13,188,282)
C Class	(166,180)	(261,415)
R Class	(536,625)	(889,590)
R6 Class	(6,950,046)	(5,941,406)
From net realized gains:
Investor Class	—	(306,430,134)
Institutional Class	—	(94,557,760)
A Class	—	(119,189,154)
C Class	—	(7,803,773)
R Class	—	(10,991,672)
R6 Class	—	(33,322,014)
Decrease in net assets from distributions	(50,352,138)	(649,904,385)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	797,457,133	678,685,550

Net increase (decrease) in net assets	1,374,518,608	160,308,231

Net Assets
Beginning of period	6,843,585,109	6,683,276,878
End of period	$8,218,103,717	$6,843,585,109

Undistributed net investment income	$1,962,072	$11,642,971

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2016 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and
Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

14

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

15

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class. From April 1, 2016 through July 31, 2016, the investment advisor agreed to waive 0.05% of the fund's management fee for assets over $7 billion. This fee waiver was determined by applying a formula that takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Mid Cap Value Fund, one fund in a series issued by the corporation. Effective August 1, 2016, the investment advisor agreed to waive 0.03% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the six months ended September 30, 2016 was $384,669, $128,852, $144,175, $12,851, $13,379 and $78,578 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the six months ended September 30, 2016 was 0.98% for the Investor Class, A Class, C Class and R Class, 0.78% for the Institutional Class and 0.63% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $17,464,551 and $13,882,221, respectively. The effect of interfund transactions on the Statement of Operations was $1,759,766 in net realized gain (loss) on investment transactions.

16

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2016 were $2,833,556,391 and $2,054,468,438, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2016		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,355,000,000		1,355,000,000
Sold	39,033,940	$626,311,427	46,886,278	$726,588,711
Issued in reinvestment of distributions	1,517,819	24,431,593	22,803,942	338,309,767
Redeemed	(33,704,023)	(544,497,812)	(63,495,986)	(995,699,429)
	6,847,736	106,245,208	6,194,234	69,199,049
Institutional Class/Shares Authorized	500,000,000		500,000,000
Sold	18,150,412	292,126,955	25,276,057	394,037,156
Issued in reinvestment of distributions	481,201	7,749,961	5,835,014	86,628,472
Redeemed	(9,039,714)	(144,818,807)	(16,752,803)	(263,051,652)
	9,591,899	155,058,109	14,358,268	217,613,976
A Class/Shares Authorized	575,000,000		575,000,000
Sold	21,412,591	343,932,150	25,452,354	397,016,320
Issued in reinvestment of distributions	456,317	7,333,291	8,720,476	128,973,104
Redeemed	(19,026,370)	(304,566,209)	(33,009,047)	(515,757,726)
	2,842,538	46,699,232	1,163,783	10,231,698
C Class/Shares Authorized	50,000,000		50,000,000
Sold	2,726,588	43,390,753	2,576,346	39,427,299
Issued in reinvestment of distributions	9,396	149,422	486,080	7,099,539
Redeemed	(678,735)	(10,792,871)	(1,077,300)	(16,527,955)
	2,057,249	32,747,304	1,985,126	29,998,883
R Class/Shares Authorized	70,000,000		70,000,000
Sold	1,707,541	27,218,901	2,231,125	34,966,484
Issued in reinvestment of distributions	33,151	531,359	798,168	11,757,959
Redeemed	(1,550,425)	(24,605,739)	(2,520,338)	(39,520,721)
	190,267	3,144,521	508,955	7,203,722
R6 Class/Shares Authorized	200,000,000		200,000,000
Sold	30,911,119	499,595,114	24,040,730	372,402,699
Issued in reinvestment of distributions	431,527	6,950,046	2,643,832	39,261,659
Redeemed	(3,293,142)	(52,982,401)	(4,328,604)	(67,226,136)
	28,049,504	453,562,759	22,355,958	344,438,222
Net increase (decrease)	49,579,193	$797,457,133	46,566,324	$678,685,550

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$7,515,410,997	$304,008,833	—
Exchange-Traded Funds	198,818,101	—	—
Temporary Cash Investments	36,827,777	175,878,000	—
	$7,751,056,875	$479,886,833	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$372,566	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,897,381	—

7. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2016 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Westamerica Bancorporation	$75,840,934	$3,078,157	$6,288,626	$(107,173)	$1,162,933	$76,191,172
LifePoint Health, Inc.(1)	104,389,874	57,749,254	5,511,046	378,872	—	139,252,632
Heartland Express, Inc.	76,340,763	12,987,998	4,735,857	(1,323,374)	178,330	88,223,710
	$256,571,571	$73,815,409	$16,535,529	$(1,051,675)	$1,341,263	$303,667,514

(1) Non-income producing.

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8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $281,963,510.

The value of foreign currency risk derivative instruments as of September 30, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $372,566 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,897,381 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(499,285) in net realized gain (loss) on foreign currency transactions and $1,178,889 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2016, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$7,183,939,051
Gross tax appreciation of investments	$1,143,957,508
Gross tax depreciation of investments	(96,952,851)
Net tax appreciation (depreciation) of investments	$1,047,004,657

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2016, the fund had post-October capital loss deferrals of $(27,067,310), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016(3)	$15.32	0.09	1.26	1.35	(0.11)	—	(0.11)	$16.56	8.80%	0.98%(4)	1.00%(4)	1.08%(4)	1.06%(4)	28%	$3,955,057
2016	$16.70	0.19	0.06	0.25	(0.19)	(1.44)	(1.63)	$15.32	1.94%	1.00%	1.01%	1.19%	1.18%	66%	$3,554,131
2015	$16.35	0.20	1.98	2.18	(0.18)	(1.65)	(1.83)	$16.70	13.62%	1.00%	1.00%	1.16%	1.16%	66%	$3,771,117
2014	$14.53	0.21	2.77	2.98	(0.20)	(0.96)	(1.16)	$16.35	21.02%	1.00%	1.00%	1.34%	1.34%	67%	$3,252,177
2013	$12.86	0.22	2.02	2.24	(0.25)	(0.32)	(0.57)	$14.53	18.11%	1.00%	1.00%	1.69%	1.69%	61%	$2,459,353
2012	$13.13	0.22	0.28	0.50	(0.16)	(0.61)	(0.77)	$12.86	4.48%	1.01%	1.01%	1.80%	1.80%	82%	$1,615,365
Institutional Class
2016(3)	$15.33	0.10	1.26	1.36	(0.12)	—	(0.12)	$16.57	8.91%	0.78%(4)	0.80%(4)	1.28%(4)	1.26%(4)	28%	$1,406,137
2016	$16.71	0.22	0.06	0.28	(0.22)	(1.44)	(1.66)	$15.33	2.14%	0.80%	0.81%	1.39%	1.38%	66%	$1,153,899
2015	$16.36	0.23	1.99	2.22	(0.22)	(1.65)	(1.87)	$16.71	13.83%	0.80%	0.80%	1.36%	1.36%	66%	$1,017,915
2014	$14.53	0.24	2.78	3.02	(0.23)	(0.96)	(1.19)	$16.36	21.33%	0.80%	0.80%	1.54%	1.54%	67%	$812,521
2013	$12.86	0.25	2.02	2.27	(0.28)	(0.32)	(0.60)	$14.53	18.34%	0.80%	0.80%	1.89%	1.89%	61%	$421,877
2012	$13.14	0.25	0.27	0.52	(0.19)	(0.61)	(0.80)	$12.86	4.60%	0.81%	0.81%	2.00%	2.00%	82%	$262,032

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016(3)	$15.30	0.07	1.24	1.31	(0.08)	—	(0.08)	$16.53	8.61%	1.23%(4)	1.25%(4)	0.83%(4)	0.81%(4)	28%	$1,518,031
2016	$16.68	0.15	0.06	0.21	(0.15)	(1.44)	(1.59)	$15.30	1.69%	1.25%	1.26%	0.94%	0.93%	66%	$1,360,886
2015	$16.33	0.15	2.00	2.15	(0.15)	(1.65)	(1.80)	$16.68	13.40%	1.25%	1.25%	0.91%	0.91%	66%	$1,464,424
2014	$14.52	0.17	2.76	2.93	(0.16)	(0.96)	(1.12)	$16.33	20.71%	1.25%	1.25%	1.09%	1.09%	67%	$802,480
2013	$12.86	0.19	2.01	2.20	(0.22)	(0.32)	(0.54)	$14.52	17.83%	1.25%	1.25%	1.44%	1.44%	61%	$488,491
2012	$13.13	0.19	0.29	0.48	(0.14)	(0.61)	(0.75)	$12.86	4.19%	1.26%	1.26%	1.55%	1.55%	82%	$316,497
C Class
2016(3)	$15.17	0.01	1.24	1.25	(0.02)	—	(0.02)	$16.40	8.25%	1.98%(4)	2.00%(4)	0.08%(4)	0.06%(4)	28%	$144,997
2016	$16.57	0.03	0.06	0.09	(0.05)	(1.44)	(1.49)	$15.17	0.90%	2.00%	2.01%	0.19%	0.18%	66%	$102,906
2015	$16.26	0.03	1.97	2.00	(0.04)	(1.65)	(1.69)	$16.57	12.53%	2.00%	2.00%	0.16%	0.16%	66%	$79,490
2014	$14.49	0.05	2.75	2.80	(0.07)	(0.96)	(1.03)	$16.26	19.75%	2.00%	2.00%	0.34%	0.34%	67%	$60,443
2013	$12.84	0.09	2.02	2.11	(0.14)	(0.32)	(0.46)	$14.49	16.96%	2.00%	2.00%	0.69%	0.69%	61%	$31,407
2012	$13.14	0.11	0.27	0.38	(0.07)	(0.61)	(0.68)	$12.84	3.41%	2.01%	2.01%	0.80%	0.80%	82%	$15,242

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2016(3)	$15.26	0.05	1.25	1.30	(0.06)	—	(0.06)	$16.50	8.49%	1.48%(4)	1.50%(4)	0.58%(4)	0.56%(4)	28%	$141,049
2016	$16.64	0.11	0.06	0.17	(0.11)	(1.44)	(1.55)	$15.26	1.43%	1.50%	1.51%	0.69%	0.68%	66%	$127,581
2015	$16.31	0.11	1.98	2.09	(0.11)	(1.65)	(1.76)	$16.64	13.07%	1.50%	1.50%	0.66%	0.66%	66%	$130,669
2014	$14.51	0.13	2.76	2.89	(0.13)	(0.96)	(1.09)	$16.31	20.41%	1.50%	1.50%	0.84%	0.84%	67%	$110,440
2013	$12.85	0.15	2.02	2.17	(0.19)	(0.32)	(0.51)	$14.51	17.49%	1.50%	1.50%	1.19%	1.19%	61%	$73,023
2012	$13.14	0.16	0.28	0.44	(0.12)	(0.61)	(0.73)	$12.85	3.91%	1.51%	1.51%	1.30%	1.30%	82%	$50,444
R6 Class
2016(3)	$15.33	0.12	1.25	1.37	(0.13)	—	(0.13)	$16.57	8.99%	0.63%(4)	0.65%(4)	1.43%(4)	1.41%(4)	28%	$1,052,833
2016	$16.71	0.25	0.05	0.30	(0.24)	(1.44)	(1.68)	$15.33	2.29%	0.65%	0.66%	1.54%	1.53%	66%	$544,182
2015	$16.35	0.26	1.99	2.25	(0.24)	(1.65)	(1.89)	$16.71	14.07%	0.65%	0.65%	1.51%	1.51%	66%	$219,661
2014(5)	$15.66	0.20	1.61	1.81	(0.16)	(0.96)	(1.12)	$16.35	12.01%	0.65%(4)	0.65%(4)	1.83%(4)	1.83%(4)	67%(6)	$74,570

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2016 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

24

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

25

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

26

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90805 1611

Semiannual Report

September 30, 2016

NT Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

SEPTEMBER 30, 2016
Top Ten Holdings	% of net assets
Schlumberger Ltd.	3.4%
Pfizer, Inc.	3.3%
Wells Fargo & Co.	3.3%
Procter & Gamble Co. (The)	3.0%
TOTAL SA ADR	2.7%
Johnson Controls International plc	2.6%
Oracle Corp.	2.6%
Cisco Systems, Inc.	2.5%
Chevron Corp.	2.5%
U.S. Bancorp	2.2%

Top Five Industries	% of net assets
Banks	13.0%
Oil, Gas and Consumable Fuels	12.1%
Pharmaceuticals	6.9%
Capital Markets	5.9%
Insurance	5.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.3%
Foreign Common Stocks*	6.2%
Exchange-Traded Funds	0.4%
Total Equity Exposure	98.9%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	(0.2)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period(1) 4/1/16 - 9/30/16	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,080.30	$3.29	0.63%
R6 Class	$1,000	$1,080.10	$2.50	0.48%
Hypothetical
Institutional Class	$1,000	$1,021.91	$3.19	0.63%
R6 Class	$1,000	$1,022.66	$2.43	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

3

Schedule of Investments

SEPTEMBER 30, 2016 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace and Defense — 3.6%
Huntington Ingalls Industries, Inc.	74,300	$11,399,106
Textron, Inc.	409,500	16,277,625
United Technologies Corp.	370,200	37,612,320
		65,289,051
Auto Components — 4.4%
BorgWarner, Inc.	298,600	10,504,748
Delphi Automotive plc	327,200	23,335,904
Johnson Controls International plc	992,400	46,176,372
		80,017,024
Automobiles — 0.5%
Ford Motor Co.	718,400	8,671,088
Banks — 13.0%
Bank of America Corp.	2,363,800	36,993,470
BB&T Corp.	781,100	29,463,092
JPMorgan Chase & Co.	338,700	22,554,033
KeyCorp	945,500	11,506,735
PNC Financial Services Group, Inc. (The)	388,700	35,017,983
U.S. Bancorp	928,400	39,819,076
Wells Fargo & Co.	1,328,700	58,834,836
		234,189,225
Beverages — 0.8%
PepsiCo, Inc.	132,800	14,444,656
Biotechnology — 0.7%
AbbVie, Inc.	208,400	13,143,788
Capital Markets — 5.9%
Ameriprise Financial, Inc.	219,400	21,889,538
Bank of New York Mellon Corp. (The)	901,300	35,943,844
BlackRock, Inc.	68,300	24,756,018
Invesco Ltd.	741,800	23,196,086
		105,785,486
Chemicals — 1.0%
Dow Chemical Co. (The)	348,000	18,036,840
Communications Equipment — 2.5%
Cisco Systems, Inc.	1,410,500	44,741,060
Containers and Packaging — 0.5%
WestRock Co.	202,200	9,802,656
Diversified Telecommunication Services — 1.1%
AT&T, Inc.	471,400	19,143,554
Electric Utilities — 2.7%
Edison International	270,900	19,572,525
PPL Corp.	259,000	8,953,630
Xcel Energy, Inc.	472,300	19,430,422
		47,956,577
Electrical Equipment — 1.0%
Rockwell Automation, Inc.	148,200	18,130,788

4

	Shares	Value
Electronic Equipment, Instruments and Components — 1.3%
TE Connectivity Ltd.	353,500	$22,758,330
Energy Equipment and Services — 4.2%
Halliburton Co.	349,800	15,699,024
Schlumberger Ltd.	770,700	60,607,848
		76,306,872
Equity Real Estate Investment Trusts (REITs) — 0.9%
Boston Properties, Inc.	114,900	15,659,721
Food and Staples Retailing — 3.2%
CVS Health Corp.	306,900	27,311,031
Wal-Mart Stores, Inc.	422,600	30,477,912
		57,788,943
Food Products — 0.9%
Mondelez International, Inc., Class A	389,300	17,090,270
Health Care Equipment and Supplies — 5.0%
Abbott Laboratories	665,600	28,148,224
Baxter International, Inc.	267,900	12,752,040
Medtronic plc	398,900	34,464,960
Zimmer Biomet Holdings, Inc.	117,800	15,316,356
		90,681,580
Health Care Providers and Services — 2.5%
Anthem, Inc.	138,600	17,367,966
HCA Holdings, Inc.(1)	224,400	16,971,372
McKesson Corp.	69,175	11,534,931
		45,874,269
Hotels, Restaurants and Leisure — 1.6%
Carnival Corp.	371,100	18,117,102
Marriott International, Inc., Class A	153,900	10,362,087
		28,479,189
Household Products — 3.0%
Procter & Gamble Co. (The)	603,100	54,128,225
Industrial Conglomerates — 0.5%
Honeywell International, Inc.	76,900	8,965,771
Insurance — 5.4%
Aflac, Inc.	121,700	8,746,579
Allstate Corp. (The)	214,200	14,818,356
American International Group, Inc.	280,300	16,633,002
Chubb Ltd.	299,400	37,619,610
MetLife, Inc.	449,200	19,957,956
		97,775,503
Machinery — 2.1%
Ingersoll-Rand plc	434,500	29,519,930
Stanley Black & Decker, Inc.	75,000	9,223,500
		38,743,430
Media — 1.0%
Time Warner, Inc.	235,100	18,716,311
Multiline Retail — 0.9%
Target Corp.	231,000	15,865,080
Oil, Gas and Consumable Fuels — 12.1%
Anadarko Petroleum Corp.	285,000	18,057,600
Chevron Corp.	432,000	44,461,440

5

	Shares	Value
Exxon Mobil Corp.	204,600	$17,857,488
Imperial Oil Ltd.	1,122,900	35,126,199
Occidental Petroleum Corp.	485,300	35,388,076
Royal Dutch Shell plc ADR	337,000	17,803,710
TOTAL SA ADR	1,023,300	48,811,410
		217,505,923
Pharmaceuticals — 6.9%
Allergan plc(1)	71,800	16,536,258
Johnson & Johnson	178,100	21,038,953
Merck & Co., Inc.	258,700	16,145,467
Pfizer, Inc.	1,754,400	59,421,528
Teva Pharmaceutical Industries Ltd. ADR	235,300	10,826,153
		123,968,359
Road and Rail — 1.1%
Union Pacific Corp.	199,300	19,437,729
Semiconductors and Semiconductor Equipment — 2.9%
Applied Materials, Inc.	862,200	25,995,330
Intel Corp.	365,500	13,797,625
Lam Research Corp.	132,000	12,501,720
		52,294,675
Software — 2.6%
Oracle Corp.	1,174,500	46,134,360
Specialty Retail — 1.4%
Advance Auto Parts, Inc.	119,000	17,745,280
Lowe's Cos., Inc.	110,700	7,993,647
		25,738,927
Technology Hardware, Storage and Peripherals — 1.3%
Apple, Inc.	205,600	23,243,080
TOTAL COMMON STOCKS (Cost $1,524,675,378)		1,776,508,340
EXCHANGE-TRADED FUNDS — 0.4%
iShares Russell 1000 Value ETF (Cost $7,254,273)	71,600	7,562,392
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/20, valued at $18,591,300), at 0.15%, dated 9/30/16, due 10/3/16 (Delivery value $18,224,228)		18,224,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,332,040	5,332,040
TOTAL TEMPORARY CASH INVESTMENTS (Cost $23,556,040)		23,556,040
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $1,555,485,691)		1,807,626,772
OTHER ASSETS AND LIABILITIES — (0.2)%		(4,423,745)
TOTAL NET ASSETS — 100.0%		$1,803,203,027

6

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	29,560,839	CAD	39,136,482	Morgan Stanley	12/30/16	$(289,045)
USD	1,227,253	EUR	1,090,869	UBS AG	12/30/16	(3,192)
USD	39,914,479	EUR	35,503,521	UBS AG	12/30/16	(131,682)
GBP	261,251	USD	340,750	Credit Suisse AG	12/30/16	(1,489)
USD	523,023	GBP	402,790	Credit Suisse AG	12/30/16	(41)
USD	14,691,063	GBP	11,283,892	Credit Suisse AG	12/30/16	37,791
						$(387,658)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.
See Notes to Financial Statements.

7

Statement of Assets and Liabilities

SEPTEMBER 30, 2016 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,555,485,691)	$1,807,626,772
Foreign currency holdings, at value (cost of $54,393)	54,531
Receivable for investments sold	7,546,260
Receivable for capital shares sold	667,645
Unrealized appreciation on forward foreign currency exchange contracts	37,791
Dividends and interest receivable	3,044,590
1,818,977,589

Liabilities
Payable for investments purchased	13,480,811
Payable for capital shares redeemed	968,419
Unrealized depreciation on forward foreign currency exchange contracts	425,449
Accrued management fees	899,883
15,774,562

Net Assets	$1,803,203,027

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,522,116,679
Undistributed net investment income	636,540
Undistributed net realized gain	28,692,994
Net unrealized appreciation	251,756,814
$1,803,203,027

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$1,648,304,971	145,642,536	$11.32
R6 Class, $0.01 Par Value	$154,898,056	13,683,369	$11.32

See Notes to Financial Statements.

8

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $252,202)	$21,370,306
Interest	11,113
21,381,419

Expenses:
Management fees	5,359,461
Directors' fees and expenses	29,065
Other expenses	9,696
5,398,222

Net investment income (loss)	15,983,197

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	52,840,106
Foreign currency transactions	502,067
53,342,173

Change in net unrealized appreciation (depreciation) on:
Investments	63,551,713
Translation of assets and liabilities in foreign currencies	572,522
64,124,235

Net realized and unrealized gain (loss)	117,466,408

Net Increase (Decrease) in Net Assets Resulting from Operations	$133,449,605

See Notes to Financial Statements.

9

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED) AND YEAR ENDED MARCH 31, 2016
Increase (Decrease) in Net Assets	September 30, 2016	March 31, 2016
Operations
Net investment income (loss)	$15,983,197	$24,357,040
Net realized gain (loss)	53,342,173	39,945,638
Change in net unrealized appreciation (depreciation)	64,124,235	(128,616,091)
Net increase (decrease) in net assets resulting from operations	133,449,605	(64,313,413)

Distributions to Shareholders
From net investment income:
Institutional Class	(15,378,212)	(23,279,786)
R6 Class	(1,469,654)	(1,507,570)
From net realized gains:
Institutional Class	—	(127,658,246)
R6 Class	—	(7,624,442)
Decrease in net assets from distributions	(16,847,866)	(160,070,044)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	46,395,804	412,457,708

Net increase (decrease) in net assets	162,997,543	188,074,251

Net Assets
Beginning of period	1,640,205,484	1,452,131,233
End of period	$1,803,203,027	$1,640,205,484

Undistributed net investment income	$636,540	$1,501,209

See Notes to Financial Statements.

10

Notes to Financial Statements

SEPTEMBER 30, 2016 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services, which may be provided indirectly through another American Century Investment mutual fund. As a result, the investment advisor is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

11

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2016 was 0.63% for the Institutional Class and 0.48% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $13,471,614 and $6,430,916, respectively. The effect of interfund transactions on the Statement of Operations was $648,470 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2016 were $660,376,284 and $623,046,160, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2016		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	800,000,000		800,000,000
Sold	7,963,445	$87,605,563	33,650,369	$369,443,947
Issued in reinvestment of distributions	1,391,143	15,378,212	13,963,872	150,938,032
Redeemed	(8,409,719)	(94,237,669)	(15,352,282)	(168,885,765)
	944,869	8,746,106	32,261,959	351,496,214
R6 Class/Shares Authorized	70,000,000		70,000,000
Sold	3,992,758	44,346,131	5,636,253	63,970,354
Issued in reinvestment of distributions	132,835	1,469,654	845,032	9,132,012
Redeemed	(730,961)	(8,166,087)	(1,071,142)	(12,140,872)
	3,394,632	37,649,698	5,410,143	60,961,494
Net increase (decrease)	4,339,501	$46,395,804	37,672,102	$412,457,708

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,741,382,141	$35,126,199	—
Exchange-Traded Funds	7,562,392	—	—
Temporary Cash Investments	5,332,040	18,224,000	—
	$1,754,276,573	$53,350,199	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$37,791	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$425,449	—
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7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $79,642,004.

The value of foreign currency risk derivative instruments as of September 30, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $37,791 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $425,449 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $492,191 in net realized gain (loss) on foreign currency transactions and $566,163 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2016, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,581,722,586
Gross tax appreciation of investments	$242,631,354
Gross tax depreciation of investments	(16,727,168)
Net tax appreciation (depreciation) of investments	$225,904,186

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2016, the fund had post-October capital loss deferrals of $(6,074,456), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2016(3)	$10.58	0.10	0.75	0.85	(0.11)	—	(0.11)	$11.32	8.03%	0.63%(4)	1.83%(4)	36%	$1,648,305
2016	$12.38	0.18	(0.78)	(0.60)	(0.18)	(1.02)	(1.20)	$10.58	(4.92)%	0.64%	1.57%	61%	$1,531,294
2015	$12.18	0.19	1.14	1.33	(0.18)	(0.95)	(1.13)	$12.38	11.01%	0.64%	1.52%	68%	$1,391,730
2014	$10.45	0.21	2.03	2.24	(0.20)	(0.31)	(0.51)	$12.18	21.75%	0.65%	1.81%	35%	$1,324,951
2013	$9.31	0.19	1.25	1.44	(0.19)	(0.11)	(0.30)	$10.45	15.87%	0.67%	2.03%	37%	$941,901
2012	$8.86	0.17	0.44	0.61	(0.16)	—	(0.16)	$9.31	7.07%	0.67%	2.02%	47%	$668,644
R6 Class
2016(3)	$10.59	0.11	0.74	0.85	(0.12)	—	(0.12)	$11.32	8.01%	0.48%(4)	1.98%(4)	36%	$154,898
2016	$12.38	0.20	(0.77)	(0.57)	(0.20)	(1.02)	(1.22)	$10.59	(4.70)%	0.49%	1.72%	61%	$108,912
2015	$12.18	0.21	1.14	1.35	(0.20)	(0.95)	(1.15)	$12.38	11.17%	0.49%	1.67%	68%	$60,401
2014(5)	$11.54	0.15	0.96	1.11	(0.16)	(0.31)	(0.47)	$12.18	9.83%	0.50%(4)	1.93%(4)	35%(6)	$16,772

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2016 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

19

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

20

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Notes

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90824 1611

Semiannual Report

September 30, 2016

NT Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

SEPTEMBER 30, 2016
Top Ten Holdings	% of net assets
Northern Trust Corp.	3.0%
Johnson Controls International plc	2.8%
iShares Russell Mid-Cap Value ETF	2.4%
Imperial Oil Ltd.	2.3%
EQT Corp.	1.8%
Zimmer Biomet Holdings, Inc.	1.7%
LifePoint Health, Inc.	1.7%
Weyerhaeuser Co.	1.7%
Edison International	1.6%
PG&E Corp.	1.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	10.0%
Banks	7.8%
Insurance	6.9%
Capital Markets	6.3%
Equity Real Estate Investment Trusts (REITs)	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.9%
Exchange-Traded Funds	2.4%
Total Equity Exposure	98.3%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.2)%

2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period(1) 4/1/16 - 9/30/16	Annualized Expense Ratio(1)
Actual
Institutional Class (after waiver)	$1,000	$1,089.50	$4.09	0.78%
Institutional Class (before waiver)	$1,000	$1,089.50(2)	$4.19	0.80%
R6 Class (after waiver)	$1,000	$1,090.30	$3.30	0.63%
R6 Class (before waiver)	$1,000	$1,090.30(2)	$3.41	0.65%
Hypothetical
Institutional Class (after waiver)	$1,000	$1,021.16	$3.95	0.78%
Institutional Class (before waiver)	$1,000	$1,021.06	$4.05	0.80%
R6 Class (after waiver)	$1,000	$1,021.91	$3.19	0.63%
R6 Class (before waiver)	$1,000	$1,021.81	$3.29	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

3

Schedule of Investments

SEPTEMBER 30, 2016 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 95.9%
Aerospace and Defense — 0.9%
Textron, Inc.	219,511	$8,725,562
Auto Components — 3.4%
Delphi Automotive plc	82,921	5,913,926
Johnson Controls International plc	598,405	27,843,784
		33,757,710
Automobiles — 1.1%
Honda Motor Co. Ltd. ADR	245,170	7,090,316
Thor Industries, Inc.	42,358	3,587,723
		10,678,039
Banks — 7.8%
Bank of Hawaii Corp.	98,168	7,128,960
BB&T Corp.	301,761	11,382,425
Comerica, Inc.	126,694	5,995,160
Commerce Bancshares, Inc.	203,542	10,026,479
M&T Bank Corp.	81,499	9,462,034
PNC Financial Services Group, Inc. (The)	131,117	11,812,331
SunTrust Banks, Inc.	130,925	5,734,515
UMB Financial Corp.	114,327	6,796,740
Westamerica Bancorporation	185,210	9,423,485
		77,762,129
Capital Markets — 6.3%
Ameriprise Financial, Inc.	75,705	7,553,088
Franklin Resources, Inc.	13,895	494,245
Invesco Ltd.	267,319	8,359,065
Northern Trust Corp.	443,074	30,124,601
State Street Corp.	138,252	9,626,487
T. Rowe Price Group, Inc.	99,692	6,629,518
		62,787,004
Commercial Services and Supplies — 1.8%
Clean Harbors, Inc.(1)	112,886	5,416,270
Republic Services, Inc.	246,717	12,446,873
		17,863,143
Containers and Packaging — 2.4%
Bemis Co., Inc.	52,489	2,677,464
Sonoco Products Co.	140,762	7,436,457
WestRock Co.	285,190	13,826,011
		23,939,932
Diversified Telecommunication Services — 0.9%
CenturyLink, Inc.	162,736	4,463,848
Level 3 Communications, Inc.(1)	93,805	4,350,676
		8,814,524
Electric Utilities — 5.0%
Edison International	224,840	16,244,690
Eversource Energy	82,406	4,464,757
PG&E Corp.	247,101	15,115,168

4

	Shares	Value
Xcel Energy, Inc.	345,388	$14,209,263
		50,033,878
Electrical Equipment — 2.2%
Emerson Electric Co.	112,602	6,137,935
Hubbell, Inc.	97,841	10,541,390
Rockwell Automation, Inc.	41,851	5,120,051
		21,799,376
Electronic Equipment, Instruments and Components — 2.1%
Keysight Technologies, Inc.(1)	349,120	11,063,613
TE Connectivity Ltd.	154,938	9,974,908
		21,038,521
Energy Equipment and Services — 3.5%
Baker Hughes, Inc.	198,203	10,003,306
FMC Technologies, Inc.(1)	71,297	2,115,382
Frank's International NV	411,068	5,343,884
Halliburton Co.	228,133	10,238,609
National Oilwell Varco, Inc.	184,557	6,780,624
		34,481,805
Equity Real Estate Investment Trusts (REITs) — 5.7%
Boston Properties, Inc.	35,246	4,803,677
Empire State Realty Trust, Inc.	254,040	5,322,138
Host Hotels & Resorts, Inc.	296,396	4,614,886
MGM Growth Properties LLC, Class A	241,542	6,297,000
Piedmont Office Realty Trust, Inc., Class A	482,471	10,503,394
Welltower, Inc.	104,964	7,848,158
Weyerhaeuser Co.	526,671	16,821,872
		56,211,125
Food and Staples Retailing — 0.9%
Sysco Corp.	181,843	8,912,125
Food Products — 5.0%
ConAgra Foods, Inc.	309,418	14,576,682
General Mills, Inc.	117,368	7,497,468
J.M. Smucker Co. (The)	53,895	7,304,928
Kellogg Co.	77,789	6,026,314
Mead Johnson Nutrition Co.	44,788	3,538,700
Mondelez International, Inc., Class A	242,594	10,649,876
		49,593,968
Gas Utilities — 1.5%
Atmos Energy Corp.	89,924	6,696,640
Spire, Inc.	127,205	8,108,047
		14,804,687
Health Care Equipment and Supplies — 4.5%
Abbott Laboratories	174,953	7,398,762
Baxter International, Inc.	172,978	8,233,753
Becton Dickinson and Co.	14,473	2,601,232
Boston Scientific Corp.(1)	98,887	2,353,511
STERIS plc	88,522	6,470,958
Zimmer Biomet Holdings, Inc.	131,641	17,115,963
		44,174,179
Health Care Providers and Services — 3.1%
Cardinal Health, Inc.	61,000	4,739,700

5

	Shares	Value
LifePoint Health, Inc.(1)	284,271	$16,837,372
Quest Diagnostics, Inc.	112,448	9,516,474
		31,093,546
Hotels, Restaurants and Leisure — 0.8%
Carnival Corp.	154,519	7,543,618
Household Durables — 0.7%
PulteGroup, Inc.	369,761	7,410,010
Industrial Conglomerates — 1.4%
Koninklijke Philips NV	460,353	13,629,393
Insurance — 6.9%
Aflac, Inc.	67,218	4,830,958
Allstate Corp. (The)	71,085	4,917,660
Brown & Brown, Inc.	202,031	7,618,589
Chubb Ltd.	107,258	13,476,968
MetLife, Inc.	154,943	6,884,117
ProAssurance Corp.	102,813	5,395,626
Reinsurance Group of America, Inc.	117,227	12,653,482
Torchmark Corp.	55,681	3,557,459
Unum Group	261,776	9,243,311
		68,578,170
Leisure Products — 0.8%
Mattel, Inc.	62,321	1,887,080
Polaris Industries, Inc.	74,241	5,749,223
		7,636,303
Machinery — 2.7%
Cummins, Inc.	54,635	7,001,475
Ingersoll-Rand plc	134,907	9,165,582
ITT, Inc.	61,329	2,198,031
Oshkosh Corp.	39,750	2,226,000
Parker-Hannifin Corp.	50,469	6,335,374
		26,926,462
Metals and Mining — 0.2%
Nucor Corp.	38,062	1,882,166
Multi-Utilities — 2.1%
Ameren Corp.	147,679	7,262,853
Consolidated Edison, Inc.	90,549	6,818,340
NorthWestern Corp.	115,874	6,666,231
		20,747,424
Multiline Retail — 0.8%
Target Corp.	117,865	8,094,968
Oil, Gas and Consumable Fuels — 10.0%
Anadarko Petroleum Corp.	205,861	13,043,353
Cimarex Energy Co.	35,298	4,742,992
Devon Energy Corp.	297,944	13,142,310
EQT Corp.	240,133	17,438,459
Imperial Oil Ltd.	738,533	23,102,553
Noble Energy, Inc.	376,488	13,455,681
Occidental Petroleum Corp.	167,670	12,226,496
Spectra Energy Partners LP	55,699	2,433,489
		99,585,333

6

	Shares	Value
Professional Services — 0.3%
IHS Markit Ltd.(1)	91,354	$3,430,343
Road and Rail — 2.5%
CSX Corp.	438,765	13,382,333
Heartland Express, Inc.	576,573	10,885,698
		24,268,031
Semiconductors and Semiconductor Equipment — 4.5%
Applied Materials, Inc.	497,821	15,009,303
Lam Research Corp.	67,545	6,397,187
Maxim Integrated Products, Inc.	310,544	12,400,022
Teradyne, Inc.	513,682	11,085,258
		44,891,770
Specialty Retail — 2.0%
Advance Auto Parts, Inc.	63,829	9,518,180
CST Brands, Inc.	221,988	10,675,403
		20,193,583
Technology Hardware, Storage and Peripherals — 0.5%
NetApp, Inc.	143,121	5,126,594
Textiles, Apparel and Luxury Goods — 0.6%
Ralph Lauren Corp.	53,963	5,457,818
Thrifts and Mortgage Finance — 1.0%
Capitol Federal Financial, Inc.	685,680	9,647,518
TOTAL COMMON STOCKS (Cost $805,547,441)		951,520,757
EXCHANGE-TRADED FUNDS — 2.4%
iShares Russell Mid-Cap Value ETF (Cost $20,788,905)	313,073	24,034,614
TEMPORARY CASH INVESTMENTS — 1.9%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/20, valued at $14,603,794), at 0.15%, dated 9/30/16, due 10/3/16 (Delivery value $14,317,179)		14,317,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,189,337	4,189,337
TOTAL TEMPORARY CASH INVESTMENTS (Cost $18,506,337)		18,506,337
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $844,842,683)		994,061,708
OTHER ASSETS AND LIABILITIES — (0.2)%		(2,470,016)
TOTAL NET ASSETS — 100.0%		$991,591,692

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	19,539,697	CAD	25,869,191	Morgan Stanley	12/30/16	$(191,059)
USD	11,545,574	EUR	10,269,670	UBS AG	12/30/16	(38,090)
USD	4,284,322	JPY	428,168,755	Credit Suisse AG	12/30/16	45,003
						$(184,146)

7

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

8

Statement of Assets and Liabilities

SEPTEMBER 30, 2016 (UNAUDITED)
Assets
Investment securities, at value (cost of $844,842,683)	$994,061,708
Foreign currency holdings, at value (cost of $24,452)	20,288
Receivable for investments sold	6,545,944
Receivable for capital shares sold	152,919
Unrealized appreciation on forward foreign currency exchange contracts	45,003
Dividends and interest receivable	1,553,800
1,002,379,662

Liabilities
Payable for investments purchased	8,209,167
Payable for capital shares redeemed	1,742,339
Unrealized depreciation on forward foreign currency exchange contracts	229,149
Accrued management fees	607,315
10,787,970

Net Assets	$991,591,692

Net Assets Consist of:
Capital (par value and paid-in surplus)	$829,926,015
Undistributed net investment income	267,341
Undistributed net realized gain	12,366,343
Net unrealized appreciation	149,031,993
$991,591,692

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$906,239,405	70,006,908	$12.94
R6 Class, $0.01 Par Value	$85,352,287	6,594,891	$12.94

See Notes to Financial Statements.

9

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $43,912)	$9,844,281
Interest	9,183
9,853,464

Expenses:
Management fees	3,743,643
Directors' fees and expenses	15,940
Other expenses	1,472
3,761,055
Fees waived	(94,689)
3,666,366

Net investment income (loss)	6,187,098

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	32,201,427
Foreign currency transactions	(98,442)
32,102,985

Change in net unrealized appreciation (depreciation) on:
Investments	42,818,619
Translation of assets and liabilities in foreign currencies	174,264
42,992,883

Net realized and unrealized gain (loss)	75,095,868

Net Increase (Decrease) in Net Assets Resulting from Operations	$81,282,966

See Notes to Financial Statements.

10

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED) AND YEAR ENDED MARCH 31, 2016
Increase (Decrease) in Net Assets	September 30, 2016	March 31, 2016
Operations
Net investment income (loss)	$6,187,098	$11,860,679
Net realized gain (loss)	32,102,985	20,654,863
Change in net unrealized appreciation (depreciation)	42,992,883	(7,764,105)
Net increase (decrease) in net assets resulting from operations	81,282,966	24,751,437

Distributions to Shareholders
From net investment income:
Institutional Class	(6,824,723)	(11,382,727)
R6 Class	(659,095)	(740,342)
From net realized gains:
Institutional Class	—	(57,865,146)
R6 Class	—	(3,471,435)
Decrease in net assets from distributions	(7,483,818)	(73,459,650)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	15,401,354	155,738,979

Net increase (decrease) in net assets	89,200,502	107,030,766

Net Assets
Beginning of period	902,391,190	795,360,424
End of period	$991,591,692	$902,391,190

Undistributed net investment income	$267,341	$1,564,061

See Notes to Financial Statements.

11

Notes to Financial Statements

SEPTEMBER 30, 2016 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services, which may be provided indirectly through another American Century Investments mutual fund. As a result, the investment advisor is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

12

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

13

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.80% for the Institutional Class and 0.65% for the R6 Class. From April 1, 2016 through July 31, 2016, the investment advisor agreed to waive 0.05% of the fund's management fee for assets over $7 billion. This fee waiver was determined by applying a formula that takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Mid Cap Value Fund, one fund in a series issued by the corporation. Effective August 1, 2016, the investment advisor agreed to waive 0.03% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without approval of the Board of Directors. The total amount of the waiver for each class for the six months ended September 30, 2016 was $87,280 for the Institutional Class and $7,409 for the R6 Class. The effective annual management fee after waiver for each class for the six months ended September 30, 2016 was 0.78% for the Institutional Class and 0.63% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,878,544 and $1,867,019, respectively. The effect of interfund transactions on the Statement of Operations was $270,172 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2016 were $305,554,082 and $290,232,760, respectively.

14

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2016		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	525,000,000		525,000,000
Sold	1,657,123	$20,813,872	12,938,971	$153,080,761
Issued in reinvestment of distributions	542,452	6,824,723	5,979,048	69,247,873
Redeemed	(2,574,835)	(32,456,544)	(8,002,791)	(95,399,767)
	(375,260)	(4,817,949)	10,915,228	126,928,867
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,751,781	22,085,981	2,538,193	30,609,522
Issued in reinvestment of distributions	52,397	659,095	363,563	4,211,777
Redeemed	(198,188)	(2,525,773)	(499,932)	(6,011,187)
	1,605,990	20,219,303	2,401,824	28,810,112
Net increase (decrease)	1,230,730	$15,401,354	13,317,052	$155,738,979

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$914,788,811	$36,731,946	—
Exchange-Traded Funds	24,034,614	—	—
Temporary Cash Investments	4,189,337	14,317,000	—
	$943,012,762	$51,048,946	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$45,003	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$229,149	—

15

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $36,372,964.

The value of foreign currency risk derivative instruments as of September 30, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $45,003 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $229,149 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(99,275) in net realized gain (loss) on foreign currency transactions and $176,733 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2016, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$860,305,239
Gross tax appreciation of investments	$143,579,819
Gross tax depreciation of investments	(9,823,350)
Net tax appreciation (depreciation) of investments	$133,756,469

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2016, the fund had post-October capital loss deferrals of $(4,781,535), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

16

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2016(3)	$11.97	0.08	0.99	1.07	(0.10)	—	(0.10)	$12.94	8.95%	0.78%(4)	0.80%(4)	1.29%(4)	1.27%(4)	31%	$906,239
2016	$12.82	0.17	0.05	0.22	(0.17)	(0.90)	(1.07)	$11.97	2.13%	0.80%	0.81%	1.39%	1.38%	67%	$842,671
2015	$12.62	0.18	1.56	1.74	(0.17)	(1.37)	(1.54)	$12.82	14.05%	0.80%	0.80%	1.37%	1.37%	67%	$762,209
2014	$11.41	0.19	2.15	2.34	(0.18)	(0.95)	(1.13)	$12.62	21.19%	0.80%	0.80%	1.55%	1.55%	69%	$596,655
2013	$10.16	0.19	1.59	1.78	(0.22)	(0.31)	(0.53)	$11.41	18.32%	0.80%	0.80%	1.89%	1.89%	71%	$423,477
2012	$10.70	0.20	0.22	0.42	(0.14)	(0.82)	(0.96)	$10.16	4.93%	0.81%	0.81%	2.01%	2.01%	82%	$301,868
R6 Class
2016(3)	$11.97	0.09	0.99	1.08	(0.11)	—	(0.11)	$12.94	9.03%	0.63%(4)	0.65%(4)	1.44%(4)	1.42%(4)	31%	$85,352
2016	$12.81	0.19	0.06	0.25	(0.19)	(0.90)	(1.09)	$11.97	2.36%	0.65%	0.66%	1.54%	1.53%	67%	$59,721
2015	$12.62	0.20	1.55	1.75	(0.19)	(1.37)	(1.56)	$12.81	14.14%	0.65%	0.65%	1.52%	1.52%	67%	$33,151
2014(5)	$12.30	0.14	1.26	1.40	(0.13)	(0.95)	(1.08)	$12.62	11.89%	0.65%(4)	0.65%(4)	1.70%(4)	1.70%(4)	69%(6)	$7,546

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2016 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

19

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

20

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

21

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

22

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90825 1611

Semiannual Report

September 30, 2016

Small Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2016. It provides a macroeconomic and financial market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Despite Brexit Shock, Markets Produced Positive, Central Bank-Boosted Returns

The reporting period was unusual in that virtually all mutual fund asset classes posted positive performance, led by gold, U.S. small-cap stocks, and emerging markets (EM) stocks. Even as those higher-risk/higher-volatility asset classes outperformed, government bonds also produced solid returns. Simultaneous positive performance across all asset classes is rare. How did it happen? Massive central bank stimulus—amplified in the wake of China- and energy market-related volatility in early 2016 and the unexpected U.K. vote to leave the European Union (Brexit) in June—helped boost most markets for the reporting period.

Continued central bank stimulus encouraged relatively aggressive investor behavior, including demand for equities and higher-yielding bond sectors, including high-yield corporates and EM debt. At the same time, central bank stimulus also included large volumes of bond purchases and low interest rate targets, which helped drive interest rates lower and government bond prices higher. Oil’s rebound from its January 2016 lows and stabilization of China’s economy also supported investor sentiment, as well as repeated decisions by the Federal Reserve (Fed) to keep its expected interest rate hikes on hold.

The reporting period featured many surprises, including weaker-than-expected global growth, Brexit, the quick market rebound from Brexit, the Republican nomination of Donald Trump, and concerns about the stability of major European banks. Central bank stimulus provided market support, but possible changes loom ahead—the Fed might raise rates as early as December, and other central banks might taper their bond purchases in future months. Meanwhile, the U.S. continues to be swayed by other global factors, including increasing populism and anti-globalization. We’re watching the aftermath of the U.S. elections and the Italian constitutional referendum to see if themes that Brexit spotlighted—nationalism/isolationism, anti-immigration, anti-trade agreements, distrust of career politicians—shape future U.S. and European government leadership. We appreciate your continued trust in us during this potentially turbulent period.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Fund Characteristics

SEPTEMBER 30, 2016
Top Ten Holdings	% of net assets
Multi Packaging Solutions International Ltd.	2.1%
Capital Bank Financial Corp., Class A	2.0%
Allied World Assurance Co. Holdings AG	2.0%
Graphic Packaging Holding Co.	1.9%
Bank of the Ozarks, Inc.	1.9%
Entravision Communications Corp., Class A	1.9%
UMB Financial Corp.	1.8%
BankUnited, Inc.	1.7%
VeriFone Systems, Inc.	1.7%
Endurance Specialty Holdings Ltd.	1.6%

Top Five Industries	% of net assets
Banks	16.7%
Equity Real Estate Investment Trusts (REITs)	9.3%
Insurance	7.4%
Health Care Providers and Services	6.0%
Containers and Packaging	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Exchange-Traded Funds	0.7%
Total Equity Exposure	98.9%
Temporary Cash Investments	3.2%
Other Assets and Liabilities	(2.1)%

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period(1) 4/1/16 - 9/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,113.10	$6.62	1.25%
Institutional Class	$1,000	$1,113.90	$5.56	1.05%
A Class	$1,000	$1,110.70	$7.94	1.50%
C Class	$1,000	$1,106.70	$11.88	2.25%
R Class	$1,000	$1,109.40	$9.25	1.75%
R6 Class	$1,000	$1,113.60	$4.77	0.90%
Hypothetical
Investor Class	$1,000	$1,018.80	$6.33	1.25%
Institutional Class	$1,000	$1,019.80	$5.32	1.05%
A Class	$1,000	$1,017.55	$7.59	1.50%
C Class	$1,000	$1,013.79	$11.36	2.25%
R Class	$1,000	$1,016.30	$8.85	1.75%
R6 Class	$1,000	$1,020.56	$4.56	0.90%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

5

Schedule of Investments

SEPTEMBER 30, 2016 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 98.2%
Aerospace and Defense — 0.6%
Hexcel Corp.	177,070	$7,844,201
Auto Components — 0.5%
Cooper Tire & Rubber Co.	62,214	2,365,376
Tenneco, Inc.(1)	62,214	3,625,210
		5,990,586
Banks — 16.7%
Bank of the Ozarks, Inc.	679,563	26,095,219
BankUnited, Inc.	770,490	23,268,798
Boston Private Financial Holdings, Inc.	990,630	12,709,783
Capital Bank Financial Corp., Class A	851,846	27,352,775
F.N.B. Corp.	1,004,987	12,361,340
FCB Financial Holdings, Inc., Class A(1)	229,712	8,827,832
First Financial Bankshares, Inc.	320,639	11,684,085
First Hawaiian, Inc.(1)	454,637	12,211,550
LegacyTexas Financial Group, Inc.	569,493	18,013,064
PacWest Bancorp	258,426	11,089,060
Prosperity Bancshares, Inc.	181,855	9,982,021
Southside Bancshares, Inc.	279,872	9,006,281
Texas Capital Bancshares, Inc.(1)	325,425	17,872,341
UMB Financial Corp.	416,352	24,752,126
		225,226,275
Building Products — 3.4%
Apogee Enterprises, Inc.	311,068	13,901,629
Continental Building Products, Inc.(1)	354,139	7,433,378
CSW Industrials, Inc.(1)	483,351	15,655,739
NCI Building Systems, Inc.(1)	349,353	5,097,060
PGT, Inc.(1)	296,711	3,165,906
		45,253,712
Capital Markets — 0.9%
Ares Management LP	669,991	11,664,543
Chemicals — 3.9%
Chase Corp.	62,214	4,300,232
Innophos Holdings, Inc.	253,640	9,899,569
Innospec, Inc.	311,068	18,916,045
Minerals Technologies, Inc.	248,854	17,591,489
Valvoline, Inc.(1)	65,729	1,543,974
		52,251,309
Commercial Services and Supplies — 3.3%
Brink's Co. (The)	306,282	11,356,937
Deluxe Corp.	47,857	3,197,805
InnerWorkings, Inc.(1)	1,193,488	11,242,657
Interface, Inc.	488,137	8,147,006
Multi-Color Corp.	167,498	11,054,868
		44,999,273

6

	Shares	Value
Communications Equipment — 1.4%
NetScout Systems, Inc.(1)	631,706	$18,477,401
Construction and Engineering — 0.8%
Valmont Industries, Inc.	80,740	10,865,182
Containers and Packaging — 4.7%
Berry Plastics Group, Inc.(1)	200,998	8,813,762
Graphic Packaging Holding Co.	1,871,189	26,177,934
Multi Packaging Solutions International Ltd.(1)	2,000,416	28,825,995
		63,817,691
Diversified Financial Services — 1.1%
Compass Diversified Holdings	866,203	15,054,608
Electric Utilities — 0.9%
ALLETE, Inc.	143,570	8,559,644
El Paso Electric Co.	86,142	4,028,861
		12,588,505
Electronic Equipment, Instruments and Components — 4.1%
Ingram Micro, Inc., Class A	215,355	7,679,559
IPG Photonics Corp.(1)	90,928	7,487,921
OSI Systems, Inc.(1)	272,782	17,834,487
VeriFone Systems, Inc.(1)	1,440,481	22,673,171
		55,675,138
Energy Equipment and Services — 1.8%
Dril-Quip, Inc.(1)	239,283	13,337,634
Forum Energy Technologies, Inc.(1)	157,927	3,136,430
Matrix Service Co.(1)	430,709	8,080,101
		24,554,165
Equity Real Estate Investment Trusts (REITs) — 9.3%
Armada Hoffler Properties, Inc.	545,564	7,310,558
CareTrust REIT, Inc.	502,494	7,426,861
CBL & Associates Properties, Inc.	363,710	4,415,439
Chatham Lodging Trust	277,568	5,343,184
Community Healthcare Trust, Inc.	205,783	4,510,763
DiamondRock Hospitality Co.	387,638	3,527,506
Easterly Government Properties, Inc.	177,128	3,379,602
EPR Properties	38,286	3,014,640
First Industrial Realty Trust, Inc.	143,570	4,051,545
Kite Realty Group Trust	655,634	18,174,175
Lexington Realty Trust	909,274	9,365,522
MedEquities Realty Trust, Inc.(1)	450,000	5,287,500
Medical Properties Trust, Inc.	445,066	6,573,625
Outfront Media, Inc.	430,709	10,186,268
RLJ Lodging Trust	205,781	4,327,574
Sabra Health Care REIT, Inc.	373,281	9,399,216
Summit Hotel Properties, Inc.	602,992	7,935,375
Sunstone Hotel Investors, Inc.	220,140	2,815,591
Urstadt Biddle Properties, Inc., Class A	301,496	6,699,241
Washington Real Estate Investment Trust	67,000	2,085,040
		125,829,225
Food Products — 0.3%
Inventure Foods, Inc.(1)	382,852	3,598,809

7

	Shares	Value
Gas Utilities — 0.1%
Southwest Gas Corp.	19,143	$1,337,330
Health Care Equipment and Supplies — 0.6%
Utah Medical Products, Inc.	131,249	7,848,690
Health Care Providers and Services — 6.0%
AMN Healthcare Services, Inc.(1)	430,709	13,726,696
LifePoint Health, Inc.(1)	363,710	21,542,543
Owens & Minor, Inc.	287,139	9,972,338
PharMerica Corp.(1)	679,563	19,075,333
Providence Service Corp. (The)(1)	330,210	16,058,112
		80,375,022
Hotels, Restaurants and Leisure — 2.6%
ClubCorp Holdings, Inc.	1,244,269	18,004,573
Peak Resorts, Inc.	421,138	2,143,592
Red Robin Gourmet Burgers, Inc.(1)	334,996	15,054,720
		35,202,885
Household Durables — 0.8%
Cavco Industries, Inc.(1)	57,428	5,688,244
Century Communities, Inc.(1)	258,426	5,558,743
		11,246,987
Industrial Conglomerates — 0.5%
Raven Industries, Inc.	258,426	5,951,551
Insurance — 7.4%
Allied World Assurance Co. Holdings AG	665,206	26,887,627
Atlas Financial Holdings, Inc.(1)	311,068	4,905,542
Endurance Specialty Holdings Ltd.	330,210	21,612,245
Hanover Insurance Group, Inc. (The)	244,069	18,407,684
Infinity Property & Casualty Corp.	100,499	8,304,232
James River Group Holdings Ltd.	71,785	2,598,617
Kinsale Capital Group, Inc.	200,998	4,421,956
Validus Holdings Ltd.	253,640	12,636,345
		99,774,248
IT Services — 2.8%
CSRA, Inc.	684,348	18,408,961
EVERTEC, Inc.	1,148,556	19,272,770
		37,681,731
Leisure Products — 1.1%
Malibu Boats, Inc.(1)	468,994	6,988,011
MCBC Holdings, Inc.	660,420	7,528,788
		14,516,799
Machinery — 2.8%
Albany International Corp., Class A	210,569	8,923,914
EnPro Industries, Inc.	210,569	11,964,531
Global Brass & Copper Holdings, Inc.	172,284	4,977,285
Graham Corp.	435,495	8,317,954
Harsco Corp.	354,139	3,516,600
		37,700,284
Media — 3.1%
Entercom Communications Corp., Class A	157,927	2,043,575
Entravision Communications Corp., Class A	3,397,811	25,925,298
Gray Television, Inc.(1)	1,038,486	10,758,715

8

	Shares	Value
Townsquare Media, Inc.(1)	310,471	$2,899,799
		41,627,387
Metals and Mining — 0.3%
Compass Minerals International, Inc.	62,214	4,585,172
Mortgage Real Estate Investment Trusts (REITs) — 1.8%
Apollo Commercial Real Estate Finance, Inc.	167,498	2,741,942
Blackstone Mortgage Trust, Inc., Class A	224,926	6,624,071
MFA Financial, Inc.	358,924	2,684,752
New Residential Investment Corp.	205,783	2,841,863
Two Harbors Investment Corp.	1,057,629	9,021,575
		23,914,203
Oil, Gas and Consumable Fuels — 2.9%
Aegean Marine Petroleum Network, Inc.	440,280	4,402,800
Ardmore Shipping Corp.	1,110,271	7,816,308
Contango Oil & Gas Co.(1)	497,708	5,086,576
Delek US Holdings, Inc.	114,856	1,985,860
Earthstone Energy, Inc.(1)	301,496	2,592,866
Euronav NV(1)	330,210	2,519,502
PDC Energy, Inc.(1)	19,143	1,283,729
Scorpio Tankers, Inc.	1,526,622	7,068,260
Synergy Resources Corp.(1)	981,058	6,798,732
		39,554,633
Paper and Forest Products — 1.2%
KapStone Paper and Packaging Corp.	880,560	16,660,195
Professional Services — 1.4%
Korn/Ferry International	445,066	9,346,386
On Assignment, Inc.(1)	258,426	9,378,280
		18,724,666
Semiconductors and Semiconductor Equipment — 3.5%
Cypress Semiconductor Corp.	1,215,555	14,781,149
Exar Corp.(1)	1,622,335	15,103,939
Kulicke & Soffa Industries, Inc.(1)	1,014,558	13,118,235
Semtech Corp.(1)	129,213	3,583,076
		46,586,399
Software — 1.5%
BroadSoft, Inc.(1)	71,785	3,341,592
Mentor Graphics Corp.	636,492	16,828,848
		20,170,440
Specialty Retail — 1.5%
Destination Maternity Corp.	475,094	3,363,666
MarineMax, Inc.(1)	196,212	4,110,641
Penske Automotive Group, Inc.	267,997	12,912,095
		20,386,402
Technology Hardware, Storage and Peripherals — 0.6%
Cray, Inc.(1)	358,924	8,449,071
Textiles, Apparel and Luxury Goods — 0.4%
Culp, Inc.	196,212	5,841,231
Trading Companies and Distributors — 1.6%
DXP Enterprises, Inc.(1)	325,425	9,173,731

9

	Shares	Value
GMS, Inc.(1)	521,636	$11,595,968
		20,769,699
TOTAL COMMON STOCKS (Cost $1,158,241,691)		1,322,595,648
EXCHANGE-TRADED FUNDS — 0.7%
iShares Russell 2000 Value ETF (Cost $9,928,879)	95,000	9,951,250
TEMPORARY CASH INVESTMENTS — 3.2%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 4/15/17, valued at $33,930,938), at 0.15%, dated 9/30/16, due 10/3/16 (Delivery value $33,265,416)		33,265,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,733,190	9,733,190
TOTAL TEMPORARY CASH INVESTMENTS (Cost $42,998,190)		42,998,190
TOTAL INVESTMENT SECURITIES — 102.1% (Cost $1,211,168,760)		1,375,545,088
OTHER ASSETS AND LIABILITIES — (2.1)%		(28,538,283)
TOTAL NET ASSETS — 100.0%		$1,347,006,805

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	108,435	USD	122,298	UBS AG	12/30/16	$11
USD	2,305,396	EUR	2,050,626	UBS AG	12/30/16	(7,606)
						$(7,595)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2016 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,211,168,760)	$1,375,545,088
Receivable for investments sold	80,720,540
Receivable for capital shares sold	475,373
Unrealized appreciation on forward foreign currency exchange contracts	11
Dividends and interest receivable	2,328,151
1,459,069,163

Liabilities
Payable for investments purchased	23,481,566
Payable for capital shares redeemed	87,198,693
Unrealized depreciation on forward foreign currency exchange contracts	7,606
Accrued management fees	1,344,385
Distribution and service fees payable	30,108
112,062,358

Net Assets	$1,347,006,805

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,161,223,907
Undistributed net investment income	1,013,746
Undistributed net realized gain	20,400,419
Net unrealized appreciation	164,368,733
$1,347,006,805

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$662,451,614	79,347,354	$8.35
Institutional Class, $0.01 Par Value	$445,526,948	52,963,340	$8.41
A Class, $0.01 Par Value	$140,134,931	16,918,513	$8.28*
C Class, $0.01 Par Value	$374,793	46,478	$8.06
R Class, $0.01 Par Value	$2,623,132	317,182	$8.27
R6 Class, $0.01 Par Value	$95,895,387	11,399,294	$8.41
*Maximum offering price $8.79 (net asset value divided by 0.9425).

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $74,491 from affiliates and net of foreign taxes withheld of $64,133)	$14,536,131
Interest	23,826
14,559,957

Expenses:
Management fees	8,059,540
Distribution and service fees:
A Class	175,004
C Class	1,523
R Class	5,977
Directors' fees and expenses	23,562
8,265,606

Net investment income (loss)	6,294,351

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $1,248,995 from affiliates)	68,111,746
Foreign currency transactions	(171)
68,111,575

Change in net unrealized appreciation (depreciation) on:
Investments	75,943,931
Translation of assets and liabilities in foreign currencies	45,321
75,989,252

Net realized and unrealized gain (loss)	144,100,827

Net Increase (Decrease) in Net Assets Resulting from Operations	$150,395,178

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED) AND YEAR ENDED MARCH 31, 2016
Increase (Decrease) in Net Assets	September 30, 2016	March 31, 2016
Operations
Net investment income (loss)	$6,294,351	$7,445,362
Net realized gain (loss)	68,111,575	82,139,164
Change in net unrealized appreciation (depreciation)	75,989,252	(185,593,408)
Net increase (decrease) in net assets resulting from operations	150,395,178	(96,008,882)

Distributions to Shareholders
From net investment income:
Investor Class	(4,247,647)	(2,857,830)
Institutional Class	(3,599,566)	(3,361,155)
A Class	(651,385)	(266,966)
C Class	(285)	—
R Class	(7,918)	—
R6 Class	(1,208,896)	(302,203)
From net realized gains:
Investor Class	—	(83,866,802)
Institutional Class	—	(66,712,537)
A Class	—	(19,047,040)
C Class	—	(22,931)
R Class	—	(281,269)
R6 Class	—	(4,897,236)
Decrease in net assets from distributions	(9,715,697)	(181,615,969)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(180,245,751)	(177,847,308)

Net increase (decrease) in net assets	(39,566,270)	(455,472,159)

Net Assets
Beginning of period	1,386,573,075	1,842,045,234
End of period	$1,347,006,805	$1,386,573,075

Undistributed net investment income	$1,013,746	$4,435,092

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2016 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in

15

the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.80% to 1.05% for the Institutional Class and 0.65% to 0.90% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2016 was 1.25% for the Investor Class, A Class, C Class, and R Class, 1.05% for the Institutional Class and 0.90% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $6,378,817 and $7,104,711, respectively. The effect of interfund transactions on the Statement of Operations was $640,732 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2016 were $564,070,785 and $659,051,481, respectively.

For the six months ended September 30, 2016, the fund incurred net realized gains of $7,101,002 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2016		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	575,000,000		575,000,000
Sold	4,728,794	$37,577,917	9,679,279	$78,890,541
Issued in reinvestment of distributions	524,820	4,096,906	10,696,743	83,310,607
Redeemed	(12,897,012)	(101,907,418)	(22,354,962)	(185,299,956)
	(7,643,398)	(60,232,595)	(1,978,940)	(23,098,808)
Institutional Class/Shares Authorized	400,000,000		400,000,000
Sold	3,896,814	31,184,743	11,252,060	95,032,219
Issued in reinvestment of distributions	406,475	3,201,303	8,044,956	63,217,519
Redeemed	(19,289,240)	(153,049,122)	(16,381,374)	(133,800,195)
	(14,985,951)	(118,663,076)	2,915,642	24,449,543
A Class/Shares Authorized	160,000,000		160,000,000
Sold	1,017,657	7,971,127	2,683,728	22,168,790
Issued in reinvestment of distributions	82,662	636,621	2,445,852	18,848,115
Redeemed	(3,219,781)	(25,194,912)	(28,416,675)	(254,844,402)
	(2,119,462)	(16,587,164)	(23,287,095)	(213,827,497)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	11,032	86,817	25,211	200,917
Issued in reinvestment of distributions	38	285	3,053	22,931
Redeemed	(945)	(7,296)	(7,353)	(66,205)
	10,125	79,806	20,911	157,643
R Class/Shares Authorized	10,000,000		10,000,000
Sold	40,520	318,274	73,749	617,605
Issued in reinvestment of distributions	1,030	7,918	36,576	281,269
Redeemed	(38,216)	(289,929)	(31,723)	(249,247)
	3,334	36,263	78,602	649,627
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	11,479,620	89,369,960	5,001,989	38,087,944
Issued in reinvestment of distributions	153,119	1,208,896	661,127	5,199,439
Redeemed	(9,053,406)	(75,457,841)	(1,166,051)	(9,465,199)
	2,579,333	15,121,015	4,497,065	33,822,184
Net increase (decrease)	(22,156,019)	$(180,245,751)	(17,753,815)	$(177,847,308)

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6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2016 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Utah Medical Products, Inc.(1)	$11,882,600	$36,509	$2,639,838	$1,248,995	$74,491	(1)
(1) Company was not an affiliate at September 30, 2016.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,322,595,648	—	—
Exchange-Traded Funds	9,951,250	—	—
Temporary Cash Investments	9,733,190	$33,265,000	—
	$1,342,280,088	$33,265,000	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$11	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$7,606	—
8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange

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rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,527,050.

The value of foreign currency risk derivative instruments as of September 30, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $11 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $7,606 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(171) in net realized gain (loss) on foreign currency transactions and $45,321 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2016, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,250,428,588
Gross tax appreciation of investments	$170,337,396
Gross tax depreciation of investments	(45,220,896)
Net tax appreciation (depreciation) of investments	$125,116,500

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2016, the fund had post-October capital loss deferrals of $(10,543,816), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016(3)	$7.55	0.03	0.82	0.85	(0.05)	—	(0.05)	$8.35	11.31%	1.25%(4)	0.82%(4)	41%	$662,452
2016	$9.16	0.04	(0.59)	(0.55)	(0.03)	(1.03)	(1.06)	$7.55	(6.25)%	1.26%	0.43%	95%	$656,974
2015	$9.88	0.06	0.48	0.54	(0.05)	(1.21)	(1.26)	$9.16	6.18%	1.24%	0.66%	78%	$815,048
2014	$9.45	0.06	2.04	2.10	(0.08)	(1.59)	(1.67)	$9.88	23.27%	1.22%	0.62%	111%	$948,338
2013	$8.61	0.10	1.25	1.35	(0.12)	(0.39)	(0.51)	$9.45	16.58%	1.25%	1.17%	126%	$894,194
2012	$9.48	0.10	(0.30)	(0.20)	(0.07)	(0.60)	(0.67)	$8.61	(1.39)%	1.24%	1.14%	120%	$880,194
Institutional Class
2016(3)	$7.61	0.04	0.82	0.86	(0.06)	—	(0.06)	$8.41	11.39%	1.05%(4)	1.02%(4)	41%	$445,527
2016	$9.22	0.05	(0.58)	(0.53)	(0.05)	(1.03)	(1.08)	$7.61	(6.02)%	1.06%	0.63%	95%	$517,247
2015	$9.94	0.08	0.48	0.56	(0.07)	(1.21)	(1.28)	$9.22	6.35%	1.04%	0.86%	78%	$599,932
2014	$9.50	0.08	2.05	2.13	(0.10)	(1.59)	(1.69)	$9.94	23.45%	1.02%	0.82%	111%	$874,415
2013	$8.65	0.12	1.26	1.38	(0.14)	(0.39)	(0.53)	$9.50	16.89%	1.05%	1.37%	126%	$721,572
2012	$9.52	0.11	(0.30)	(0.19)	(0.08)	(0.60)	(0.68)	$8.65	(1.20)%	1.04%	1.34%	120%	$742,867

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016(3)	$7.49	0.02	0.81	0.83	(0.04)	—	(0.04)	$8.28	11.07%	1.50%(4)	0.57%(4)	41%	$140,135
2016	$9.09	0.01	(0.57)	(0.56)	(0.01)	(1.03)	(1.04)	$7.49	(6.41)%	1.51%	0.18%	95%	$142,568
2015	$9.81	0.04	0.48	0.52	(0.03)	(1.21)	(1.24)	$9.09	5.96%	1.49%	0.41%	78%	$384,891
2014	$9.40	0.04	2.02	2.06	(0.06)	(1.59)	(1.65)	$9.81	22.92%	1.47%	0.37%	111%	$433,905
2013	$8.57	0.08	1.24	1.32	(0.10)	(0.39)	(0.49)	$9.40	16.19%	1.50%	0.92%	126%	$401,510
2012	$9.44	0.08	(0.30)	(0.22)	(0.05)	(0.60)	(0.65)	$8.57	(1.56)%	1.49%	0.89%	120%	$432,711
C Class
2016(3)	$7.29	(0.01)	0.79	0.78	(0.01)	—	(0.01)	$8.06	10.67%	2.25%(4)	(0.18)%(4)	41%	$375
2016	$8.93	(0.04)	(0.57)	(0.61)	—	(1.03)	(1.03)	$7.29	(7.13)%	2.26%	(0.57)%	95%	$265
2015	$9.71	(0.03)	0.47	0.44	(0.01)	(1.21)	(1.22)	$8.93	5.14%	2.24%	(0.34)%	78%	$138
2014	$9.35	(0.04)	2.01	1.97	(0.02)	(1.59)	(1.61)	$9.71	21.94%	2.22%	(0.38)%	111%	$114
2013	$8.53	0.01	1.24	1.25	(0.04)	(0.39)	(0.43)	$9.35	15.35%	2.25%	0.17%	126%	$80
2012	$9.43	0.02	(0.30)	(0.28)	(0.02)	(0.60)	(0.62)	$8.53	(2.30)%	2.24%	0.14%	120%	$77
R Class
2016(3)	$7.48	0.01	0.81	0.82	(0.03)	—	(0.03)	$8.27	10.94%	1.75%(4)	0.32%(4)	41%	$2,623
2016	$9.09	—(5)	(0.58)	(0.58)	—	(1.03)	(1.03)	$7.48	(6.65)%	1.76%	(0.07)%	95%	$2,346
2015	$9.83	0.02	0.47	0.49	(0.02)	(1.21)	(1.23)	$9.09	5.65%	1.74%	0.16%	78%	$2,138
2014	$9.42	0.01	2.03	2.04	(0.04)	(1.59)	(1.63)	$9.83	22.64%	1.72%	0.12%	111%	$4,517
2013	$8.58	0.06	1.25	1.31	(0.08)	(0.39)	(0.47)	$9.42	15.98%	1.75%	0.67%	126%	$3,516
2012	$9.46	0.05	(0.29)	(0.24)	(0.04)	(0.60)	(0.64)	$8.58	(1.80)%	1.74%	0.64%	120%	$3,245

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2016(3)	$7.62	0.05	0.81	0.86	(0.07)	—	(0.07)	$8.41	11.36%	0.90%(4)	1.17%(4)	41%	$95,895
2016	$9.23	0.07	(0.59)	(0.52)	(0.06)	(1.03)	(1.09)	$7.62	(5.86)%	0.91%	0.78%	95%	$67,173
2015	$9.94	0.11	0.48	0.59	(0.09)	(1.21)	(1.30)	$9.23	6.62%	0.89%	1.01%	78%	$39,898
2014(6)	$10.38	0.07	1.14	1.21	(0.06)	(1.59)	(1.65)	$9.94	12.46%	0.87%(4)	1.06%(4)	111%(7)	$13,430

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2016 (unaudited).

(4)	Annualized.

(5)	Per share amount was less than $0.005.

(6)	July 26, 2013 (commencement of sale) through March 31, 2014.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

24

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

25

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

26

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90806 1611

Semiannual Report

September 30, 2016

Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2016. It provides a macroeconomic and financial market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Despite Brexit Shock, Markets Produced Positive, Central Bank-Boosted Returns

The reporting period was unusual in that virtually all mutual fund asset classes posted positive performance, led by gold, U.S. small-cap stocks, and emerging markets (EM) stocks. Even as those higher-risk/higher-volatility asset classes outperformed, government bonds also produced solid returns. Simultaneous positive performance across all asset classes is rare. How did it happen? Massive central bank stimulus—amplified in the wake of China- and energy market-related volatility in early 2016 and the unexpected U.K. vote to leave the European Union (Brexit) in June—helped boost most markets for the reporting period.

Continued central bank stimulus encouraged relatively aggressive investor behavior, including demand for equities and higher-yielding bond sectors, including high-yield corporates and EM debt. At the same time, central bank stimulus also included large volumes of bond purchases and low interest rate targets, which helped drive interest rates lower and government bond prices higher. Oil’s rebound from its January 2016 lows and stabilization of China’s economy also supported investor sentiment, as well as repeated decisions by the Federal Reserve (Fed) to keep its expected interest rate hikes on hold.

The reporting period featured many surprises, including weaker-than-expected global growth, Brexit, the quick market rebound from Brexit, the Republican nomination of Donald Trump, and concerns about the stability of major European banks. Central bank stimulus provided market support, but possible changes loom ahead—the Fed might raise rates as early as December, and other central banks might taper their bond purchases in future months. Meanwhile, the U.S. continues to be swayed by other global factors, including increasing populism and anti-globalization. We’re watching the aftermath of the U.S. elections and the Italian constitutional referendum to see if themes that Brexit spotlighted—nationalism/isolationism, anti-immigration, anti-trade agreements, distrust of career politicians—shape future U.S. and European government leadership. We appreciate your continued trust in us during this potentially turbulent period.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Fund Characteristics

SEPTEMBER 30, 2016
Top Ten Holdings	% of net assets
General Electric Co.	3.2%
Procter & Gamble Co. (The)	2.8%
JPMorgan Chase & Co.	2.7%
Pfizer, Inc.	2.6%
Chevron Corp.	2.5%
Wells Fargo & Co.	2.4%
Johnson & Johnson	2.3%
Merck & Co., Inc.	2.1%
Bank of America Corp.	1.9%
Intel Corp.	1.9%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	15.3%
Banks	13.1%
Pharmaceuticals	8.3%
Health Care Equipment and Supplies	4.4%
Capital Markets	3.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Exchange-Traded Funds	0.4%
Total Equity Exposure	98.0%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period(1) 4/1/16 - 9/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,094.50	$5.15	0.98%
Institutional Class	$1,000	$1,095.40	$4.10	0.78%
A Class	$1,000	$1,093.10	$6.45	1.23%
C Class	$1,000	$1,088.80	$10.37	1.98%
R Class	$1,000	$1,091.70	$7.76	1.48%
R6 Class	$1,000	$1,096.20	$3.31	0.63%
Hypothetical
Investor Class	$1,000	$1,020.16	$4.96	0.98%
Institutional Class	$1,000	$1,021.16	$3.95	0.78%
A Class	$1,000	$1,018.90	$6.23	1.23%
C Class	$1,000	$1,015.14	$10.00	1.98%
R Class	$1,000	$1,017.65	$7.49	1.48%
R6 Class	$1,000	$1,021.91	$3.19	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

5

Schedule of Investments

SEPTEMBER 30, 2016 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 97.6%
Aerospace and Defense — 1.1%
Textron, Inc.	392,611	$15,606,287
United Technologies Corp.	158,840	16,138,144
		31,744,431
Auto Components — 1.0%
Johnson Controls International plc	615,679	28,647,544
Automobiles — 1.4%
General Motors Co.	863,199	27,423,832
Honda Motor Co. Ltd.	453,600	13,059,171
		40,483,003
Banks — 13.1%
Bank of America Corp.	3,691,990	57,779,644
BB&T Corp.	688,540	25,971,729
BOK Financial Corp.	111,460	7,687,396
Comerica, Inc.	306,170	14,487,964
Commerce Bancshares, Inc.	240,165	11,830,528
Cullen/Frost Bankers, Inc.	103,580	7,451,545
JPMorgan Chase & Co.	1,201,491	80,007,286
M&T Bank Corp.	116,890	13,570,929
PNC Financial Services Group, Inc. (The)	414,003	37,297,530
U.S. Bancorp	1,217,742	52,228,954
UMB Financial Corp.	180,750	10,745,588
Wells Fargo & Co.	1,627,928	72,084,652
		391,143,745
Beverages — 0.2%
PepsiCo, Inc.	49,060	5,336,256
Biotechnology — 0.3%
AbbVie, Inc.	151,990	9,586,009
Capital Markets — 3.7%
Charles Schwab Corp. (The)	187,570	5,921,585
Franklin Resources, Inc.	407,360	14,489,795
Goldman Sachs Group, Inc. (The)	153,104	24,691,082
Northern Trust Corp.	548,107	37,265,795
State Street Corp.	425,635	29,636,965
		112,005,222
Commercial Services and Supplies — 0.7%
Republic Services, Inc.	387,925	19,570,816
Communications Equipment — 1.8%
Cisco Systems, Inc.	1,737,919	55,126,791
Containers and Packaging — 0.2%
Sonoco Products Co.	130,970	6,919,145
Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class A(1)	149	32,216,780
Berkshire Hathaway, Inc., Class B(1)	111,540	16,114,184
		48,330,964

6

	Shares	Value
Diversified Telecommunication Services — 2.1%
AT&T, Inc.	1,149,150	$46,666,982
CenturyLink, Inc.	563,959	15,469,395
		62,136,377
Electric Utilities — 1.7%
Edison International	371,153	26,815,804
PG&E Corp.	374,326	22,897,522
		49,713,326
Electrical Equipment — 1.3%
Emerson Electric Co.	564,310	30,760,538
Hubbell, Inc.	62,560	6,740,214
		37,500,752
Electronic Equipment, Instruments and Components — 1.8%
Keysight Technologies, Inc.(1)	741,748	23,505,994
TE Connectivity Ltd.	473,279	30,469,702
		53,975,696
Energy Equipment and Services — 3.5%
Baker Hughes, Inc.	175,860	8,875,654
FMC Technologies, Inc.(1)	479,500	14,226,765
Halliburton Co.	404,273	18,143,773
Helmerich & Payne, Inc.	172,513	11,610,125
National Oilwell Varco, Inc.	211,900	7,785,206
Schlumberger Ltd.	565,830	44,496,871
		105,138,394
Equity Real Estate Investment Trusts (REITs) — 0.6%
Corrections Corp. of America	487,769	6,765,356
Weyerhaeuser Co.	350,670	11,200,400
		17,965,756
Food and Staples Retailing — 1.9%
Sysco Corp.	311,812	15,281,906
Wal-Mart Stores, Inc.	593,241	42,784,541
		58,066,447
Food Products — 2.4%
ConAgra Foods, Inc.	387,495	18,254,890
Kellogg Co.	193,796	15,013,376
Mondelez International, Inc., Class A	858,716	37,697,632
		70,965,898
Health Care Equipment and Supplies — 4.4%
Abbott Laboratories	644,040	27,236,451
Boston Scientific Corp.(1)	448,485	10,673,943
Medtronic plc	474,460	40,993,344
STERIS plc	173,361	12,672,689
Zimmer Biomet Holdings, Inc.	302,231	39,296,075
		130,872,502
Health Care Providers and Services — 2.7%
Cardinal Health, Inc.	110,490	8,585,073
Cigna Corp.	90,700	11,820,024
Express Scripts Holding Co.(1)	227,289	16,030,693
Humana, Inc.	65,490	11,584,526
LifePoint Health, Inc.(1)	553,229	32,767,754
		80,788,070

7

	Shares	Value
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	320,157	$15,630,065
Household Products — 2.8%
Procter & Gamble Co. (The)	930,394	83,502,861
Industrial Conglomerates — 3.5%
General Electric Co.	3,182,334	94,260,733
Koninklijke Philips NV	391,583	11,593,362
		105,854,095
Insurance — 3.7%
Aflac, Inc.	190,543	13,694,325
Chubb Ltd.	210,483	26,447,189
MetLife, Inc.	658,128	29,240,627
Reinsurance Group of America, Inc.	210,929	22,767,676
Unum Group	495,770	17,505,639
		109,655,456
Leisure Products — 0.7%
Mattel, Inc.	306,312	9,275,127
Polaris Industries, Inc.	139,835	10,828,823
		20,103,950
Machinery — 0.3%
Cummins, Inc.	68,710	8,805,186
Media — 0.4%
Discovery Communications, Inc., Class A(1)	431,593	11,618,484
Metals and Mining — 0.4%
BHP Billiton Ltd.	752,100	13,011,371
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Annaly Capital Management, Inc.	871,718	9,153,039
Multi-Utilities — 0.4%
Ameren Corp.	265,800	13,072,044
Multiline Retail — 0.7%
Target Corp.	319,864	21,968,260
Oil, Gas and Consumable Fuels — 15.3%
Anadarko Petroleum Corp.	478,440	30,313,958
Apache Corp.	140,795	8,992,577
Chevron Corp.	721,047	74,210,157
Cimarex Energy Co.	133,507	17,939,336
ConocoPhillips	758,100	32,954,607
Devon Energy Corp.	610,245	26,917,907
EOG Resources, Inc.	215,920	20,881,623
EQT Corp.	421,798	30,630,971
Exxon Mobil Corp.	633,199	55,265,609
Imperial Oil Ltd.	428,426	13,401,885
Noble Energy, Inc.	1,080,610	38,621,001
Occidental Petroleum Corp.	612,913	44,693,616
Royal Dutch Shell plc, B Shares	406,430	10,545,272
TOTAL SA	1,122,904	53,222,425
		458,590,944
Pharmaceuticals — 8.3%
Allergan plc(1)	102,250	23,549,197
Johnson & Johnson	573,609	67,760,431
Merck & Co., Inc.	995,777	62,146,443

8

	Shares	Value
Pfizer, Inc.	2,293,873	$77,693,479
Teva Pharmaceutical Industries Ltd. ADR	359,520	16,541,515
		247,691,065
Road and Rail — 2.1%
CSX Corp.	377,482	11,513,201
Heartland Express, Inc.	1,368,021	25,828,236
Norfolk Southern Corp.	119,680	11,616,141
Werner Enterprises, Inc.	568,840	13,236,907
		62,194,485
Semiconductors and Semiconductor Equipment — 3.7%
Applied Materials, Inc.	552,354	16,653,473
Intel Corp.	1,468,907	55,451,240
QUALCOMM, Inc.	370,170	25,356,645
Teradyne, Inc.	603,109	13,015,092
		110,476,450
Software — 2.8%
Dell Technologies, Inc. - VMware, Inc., Class V(1)	163,098	7,796,084
Microsoft Corp.	638,902	36,800,755
Oracle Corp.	1,023,459	40,201,470
		84,798,309
Specialty Retail — 2.4%
Advance Auto Parts, Inc.	184,290	27,481,325
CST Brands, Inc.	672,170	32,324,655
Lowe's Cos., Inc.	162,534	11,736,580
		71,542,560
Technology Hardware, Storage and Peripherals — 0.9%
Apple, Inc.	95,170	10,758,968
Hewlett Packard Enterprise Co.	451,225	10,265,369
HP, Inc.	451,225	7,007,524
		28,031,861
Textiles, Apparel and Luxury Goods — 0.9%
Coach, Inc.	421,598	15,413,623
Ralph Lauren Corp.	118,100	11,944,634
		27,358,257
TOTAL COMMON STOCKS (Cost $2,276,654,810)		2,919,075,886
EXCHANGE-TRADED FUNDS — 0.4%
iShares Russell 1000 Value ETF (Cost $12,113,182)	115,780	12,228,684
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/20, valued at $48,459,206), at 0.15%, dated 9/30/16, due 10/3/16 (Delivery value $47,509,594)		47,509,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	13,900,265	13,900,265
TOTAL TEMPORARY CASH INVESTMENTS (Cost $61,409,265)		61,409,265
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,350,177,257)		2,992,713,835
OTHER ASSETS AND LIABILITIES†		(791,307)
TOTAL NET ASSETS — 100.0%		$2,991,922,528

9

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,291,602	AUD	12,155,816	Credit Suisse AG	12/30/16	$6,231
USD	366,262	AUD	479,464	Credit Suisse AG	12/30/16	18
USD	9,678,927	CAD	12,814,222	Morgan Stanley	12/30/16	(94,640)
USD	409,415	CAD	536,604	Morgan Stanley	12/30/16	141
USD	48,175,831	EUR	42,851,910	UBS AG	12/30/16	(158,937)
USD	7,639,625	GBP	5,867,833	Credit Suisse AG	12/30/16	19,652
USD	384,093	GBP	295,678	Credit Suisse AG	12/30/16	125
USD	10,016,545	JPY	1,001,038,500	Credit Suisse AG	12/30/16	105,215
						$(122,195)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2016 (UNAUDITED)
Assets
Investment securities, at value (cost of $2,350,177,257)	$2,992,713,835
Foreign currency holdings, at value (cost of $609,705)	618,074
Receivable for investments sold	40,243,386
Receivable for capital shares sold	2,278,803
Unrealized appreciation on forward foreign currency exchange contracts	131,382
Dividends and interest receivable	5,661,749
3,041,647,229

Liabilities
Payable for investments purchased	23,878,219
Payable for capital shares redeemed	23,154,689
Unrealized depreciation on forward foreign currency exchange contracts	253,577
Accrued management fees	2,352,007
Distribution and service fees payable	86,209
49,724,701

Net Assets	$2,991,922,528

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,402,748,829
Undistributed net investment income	2,460,581
Accumulated net realized loss	(55,711,253)
Net unrealized appreciation	642,424,371
$2,991,922,528

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,196,578,679	261,381,889	$8.40
Institutional Class, $0.01 Par Value	$484,746,526	57,576,060	$8.42
A Class, $0.01 Par Value	$137,235,242	16,339,590	$8.40*
C Class, $0.01 Par Value	$28,200,989	3,406,636	$8.28
R Class, $0.01 Par Value	$88,163,059	10,491,641	$8.40
R6 Class, $0.01 Par Value	$56,998,033	6,769,787	$8.42
*Maximum offering price $8.91 (net asset value divided by 0.9425).

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $298,862)	$36,859,603
Interest	55,758
36,915,361

Expenses:
Management fees	13,976,676
Distribution and service fees:
A Class	171,914
C Class	138,693
R Class	195,552
Directors' fees and expenses	50,244
Other expenses	5,006
14,538,085

Net investment income (loss)	22,377,276

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	82,053,059
Foreign currency transactions	(816,726)
81,236,333

Change in net unrealized appreciation (depreciation) on:
Investments	161,146,301
Translation of assets and liabilities in foreign currencies	1,009,082
162,155,383

Net realized and unrealized gain (loss)	243,391,716

Net Increase (Decrease) in Net Assets Resulting from Operations	$265,768,992

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED) AND YEAR ENDED MARCH 31, 2016
Increase (Decrease) in Net Assets	September 30, 2016	March 31, 2016
Operations
Net investment income (loss)	$22,377,276	$58,033,174
Net realized gain (loss)	81,236,333	26,255,755
Change in net unrealized appreciation (depreciation)	162,155,383	(199,639,837)
Net increase (decrease) in net assets resulting from operations	265,768,992	(115,350,908)

Distributions to Shareholders
From net investment income:
Investor Class	(15,246,422)	(38,434,549)
Institutional Class	(4,745,639)	(22,028,604)
A Class	(789,184)	(3,279,088)
B Class	—	(1,850)
C Class	(56,268)	(257,509)
R Class	(368,837)	(867,360)
R6 Class	(475,787)	(911,760)
From net realized gains:
Investor Class	—	(128,627,017)
Institutional Class	—	(77,316,275)
A Class	—	(9,475,685)
C Class	—	(1,775,006)
R Class	—	(3,945,923)
R6 Class	—	(2,424,164)
Decrease in net assets from distributions	(21,682,137)	(289,344,790)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(87,765,377)	(460,591,463)

Net increase (decrease) in net assets	156,321,478	(865,287,161)

Net Assets
Beginning of period	2,835,601,050	3,700,888,211
End of period	$2,991,922,528	$2,835,601,050

Undistributed net investment income	$2,460,581	$1,765,442

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2016 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.00% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.65% to 0.80% for the Institutional Class and 0.50% to 0.65% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2016 was 0.98% for the Investor Class, A Class, C Class and R Class, 0.78% for the Institutional Class and 0.63% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,518,205 and $21,532,042, respectively. The effect of interfund transactions on the Statement of Operations was $824,763 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2016 were $770,879,213 and $812,345,551, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2016		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,640,000,000		1,640,000,000
Sold	18,921,947	$154,658,758	49,698,842	$414,603,180
Issued in reinvestment of distributions	1,832,916	14,974,408	21,246,508	163,891,656
Redeemed	(19,188,259)	(156,527,961)	(45,592,208)	(367,931,510)
	1,566,604	13,105,205	25,353,142	210,563,326
Institutional Class/Shares Authorized	575,000,000		575,000,000
Sold	6,220,017	51,100,004	35,462,533	287,367,186
Issued in reinvestment of distributions	578,727	4,740,062	12,822,540	99,258,046
Redeemed	(19,801,017)	(163,212,931)	(119,633,526)	(879,664,359)
	(13,002,273)	(107,372,865)	(71,348,453)	(493,039,127)
A Class/Shares Authorized	160,000,000		160,000,000
Sold	1,852,738	15,100,471	3,376,686	27,391,309
Issued in reinvestment of distributions	86,991	710,549	1,505,916	11,683,162
Redeemed	(3,560,994)	(28,961,027)	(29,658,294)	(253,070,357)
	(1,621,265)	(13,150,007)	(24,775,692)	(213,995,886)
B Class/Shares Authorized	N/A		N/A
Sold			8,094	67,339
Issued in reinvestment of distributions			224	1,850
Redeemed			(75,381)	(624,208)
			(67,063)	(555,019)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	227,203	1,817,875	435,724	3,461,527
Issued in reinvestment of distributions	6,202	49,910	238,694	1,805,011
Redeemed	(311,731)	(2,505,309)	(686,599)	(5,377,801)
	(78,326)	(637,524)	(12,181)	(111,263)
R Class/Shares Authorized	70,000,000		70,000,000
Sold	1,991,980	16,250,578	2,953,704	23,796,785
Issued in reinvestment of distributions	45,142	368,837	625,876	4,813,283
Redeemed	(402,455)	(3,281,632)	(880,314)	(7,079,398)
	1,634,667	13,337,783	2,699,266	21,530,670
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,310,089	10,810,224	2,569,061	20,065,724
Issued in reinvestment of distributions	58,075	475,787	430,900	3,335,924
Redeemed	(530,591)	(4,333,980)	(1,052,801)	(8,385,812)
	837,573	6,952,031	1,947,160	15,015,836
Net increase (decrease)	(10,663,020)	$(87,765,377)	(66,203,821)	$(460,591,463)

17

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,804,242,400	$114,833,486	—
Exchange-Traded Funds	12,228,684	—	—
Temporary Cash Investments	13,900,265	47,509,000	—
	$2,830,371,349	$162,342,486	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$131,382	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$253,577	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $91,718,019.

The value of foreign currency risk derivative instruments as of September 30, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $131,382 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $253,577 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(777,775) in net realized gain (loss) on foreign currency transactions and $974,123 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

18

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2016, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$2,444,778,570
Gross tax appreciation of investments	$584,673,755
Gross tax depreciation of investments	(36,738,490)
Net tax appreciation (depreciation) of investments	$547,935,265

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2016, the fund had post-October capital loss deferrals of $(51,353,529), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016(3)	$7.73	0.06	0.67	0.73	(0.06)	—	(0.06)	$8.40	9.45%	0.98%(4)	1.48%(4)	26%	$2,196,579
2016	$8.55	0.13	(0.28)	(0.15)	(0.15)	(0.52)	(0.67)	$7.73	(1.53)%	0.98%	1.65%	48%	$2,009,044
2015	$8.46	0.13	0.62	0.75	(0.13)	(0.53)	(0.66)	$8.55	8.91%	0.97%	1.54%	45%	$2,003,967
2014	$7.11	0.13	1.34	1.47	(0.12)	—	(0.12)	$8.46	20.82%	0.98%	1.60%	49%	$2,406,139
2013	$6.23	0.10	0.89	0.99	(0.11)	—	(0.11)	$7.11	16.08%	1.00%	1.65%	48%	$1,955,536
2012	$5.97	0.10	0.26	0.36	(0.10)	—	(0.10)	$6.23	6.22%	1.01%	1.70%	62%	$1,811,710
Institutional Class
2016(3)	$7.75	0.07	0.67	0.74	(0.07)	—	(0.07)	$8.42	9.54%	0.78%(4)	1.68%(4)	26%	$484,747
2016	$8.56	0.15	(0.27)	(0.12)	(0.17)	(0.52)	(0.69)	$7.75	(1.21)%	0.78%	1.85%	48%	$546,782
2015	$8.47	0.15	0.62	0.77	(0.15)	(0.53)	(0.68)	$8.56	9.10%	0.77%	1.74%	45%	$1,215,076
2014	$7.12	0.14	1.34	1.48	(0.13)	—	(0.13)	$8.47	21.03%	0.78%	1.80%	49%	$749,868
2013	$6.24	0.12	0.88	1.00	(0.12)	—	(0.12)	$7.12	16.29%	0.80%	1.85%	48%	$172,891
2012	$5.98	0.11	0.26	0.37	(0.11)	—	(0.11)	$6.24	6.42%	0.81%	1.90%	62%	$126,086

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016(3)	$7.73	0.05	0.67	0.72	(0.05)	—	(0.05)	$8.40	9.31%	1.23%(4)	1.23%(4)	26%	$137,235
2016	$8.54	0.11	(0.27)	(0.16)	(0.13)	(0.52)	(0.65)	$7.73	(1.65)%	1.23%	1.40%	48%	$138,798
2015	$8.45	0.11	0.62	0.73	(0.11)	(0.53)	(0.64)	$8.54	8.64%	1.22%	1.29%	45%	$365,063
2014	$7.10	0.11	1.34	1.45	(0.10)	—	(0.10)	$8.45	20.55%	1.23%	1.35%	49%	$362,439
2013	$6.23	0.09	0.87	0.96	(0.09)	—	(0.09)	$7.10	15.64%	1.25%	1.40%	48%	$295,085
2012	$5.97	0.08	0.27	0.35	(0.09)	—	(0.09)	$6.23	5.95%	1.26%	1.45%	62%	$255,777
C Class
2016(3)	$7.62	0.02	0.66	0.68	(0.02)	—	(0.02)	$8.28	8.88%	1.98%(4)	0.48%(4)	26%	$28,201
2016	$8.43	0.05	(0.27)	(0.22)	(0.07)	(0.52)	(0.59)	$7.62	(2.42)%	1.98%	0.65%	48%	$26,542
2015	$8.36	0.05	0.60	0.65	(0.05)	(0.53)	(0.58)	$8.43	7.77%	1.97%	0.54%	45%	$29,473
2014	$7.03	0.05	1.33	1.38	(0.05)	—	(0.05)	$8.36	19.64%	1.98%	0.60%	49%	$25,869
2013	$6.16	0.04	0.88	0.92	(0.05)	—	(0.05)	$7.03	14.98%	2.00%	0.65%	48%	$16,761
2012	$5.92	0.04	0.25	0.29	(0.05)	—	(0.05)	$6.16	5.01%	2.01%	0.70%	62%	$11,194
R Class
2016(3)	$7.73	0.04	0.67	0.71	(0.04)	—	(0.04)	$8.40	9.17%	1.48%(4)	0.98%(4)	26%	$88,163
2016	$8.55	0.09	(0.28)	(0.19)	(0.11)	(0.52)	(0.63)	$7.73	(2.02)%	1.48%	1.15%	48%	$68,477
2015	$8.46	0.09	0.62	0.71	(0.09)	(0.53)	(0.62)	$8.55	8.37%	1.47%	1.04%	45%	$52,623
2014	$7.10	0.09	1.35	1.44	(0.08)	—	(0.08)	$8.46	20.39%	1.48%	1.10%	49%	$37,076
2013	$6.23	0.07	0.88	0.95	(0.08)	—	(0.08)	$7.10	15.35%	1.50%	1.15%	48%	$30,293
2012	$5.97	0.07	0.26	0.33	(0.07)	—	(0.07)	$6.23	5.72%	1.51%	1.20%	62%	$21,241

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2016(3)	$7.75	0.08	0.66	0.74	(0.07)	—	(0.07)	$8.42	9.62%	0.63%(4)	1.83%(4)	26%	$56,998
2016	$8.56	0.16	(0.27)	(0.11)	(0.18)	(0.52)	(0.70)	$7.75	(1.06)%	0.63%	2.00%	48%	$45,959
2015	$8.47	0.17	0.61	0.78	(0.16)	(0.53)	(0.69)	$8.56	9.27%	0.62%	1.89%	45%	$34,116
2014(5)	$7.77	0.14	0.66	0.80	(0.10)	—	(0.10)	$8.47	10.41%	0.62%(4)	2.58%(4)	49%(6)	$3,140

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2016 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

24

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

25

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

26

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90807 1611

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 23, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	November 23, 2016